UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-05399

THE NEW AMERICA HIGH INCOME FUND, INC.
(Exact name of registrant as specified in charter)

33 Broad Street, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry 33 Broad Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 263-6400

Date of fiscal year end:	December 31, 2020

Date of reporting period:	July 1, 2020 to December 31, 2020

Item 1.	Report to Stockholders

February 12, 2021

Dear Stockholder,

We are pleased to report to our stockholders on the results of The New America High Income Fund, Inc. (the "Fund") for the year ended December 31, 2020. The Fund's net asset value (the "NAV") was $9.79 as of December 31st. The market price for the Fund's shares ended the period at $8.68, representing a market price discount of approximately 11%. During the period, the Fund paid dividends totaling $0.6525 per share, which included a special dividend of $0.0925 per share. The dividend yield for a share of common stock purchased at the market price of $9.13 on December 31, 2019 was 7.15%. The dividend yield based upon the December 31, 2019 NAV of $10.02 was 6.51%. The Fund's investment adviser discusses the market environment and its market outlook in detail below.

As of December 31st, the Fund had outstanding borrowings of $84 million through its credit facility with the Bank of Nova Scotia (the "Facility"), representing an increase of $6 million from the level of borrowings on June 30th. During 2020, the amount borrowed through the Facility ranged from $78 million to $91 million, depending upon the investment adviser's assessment of high yield market investment opportunities. At year-end, borrowings accounted for approximately 27% of the Fund's total assets. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above the London Interbank Offered Rate ("LIBOR"). The rate the Fund paid on the Facility decreased significantly during the year, as LIBOR fell following the Federal Reserve's adoption of a near-zero Fed Funds interest rate policy. The interest rate on the Facility at the end of the period was 1.00%. The average rate on the Facility in 2020 was 1.53%, down from an average rate of 3.15% in 2019.

For the first time in several years, the spread between the interest rate the Fund paid on leverage (i.e., borrowings) and the market value-weighted average current yield earned on the portfolio rose. At the end of 2019, the Fund was paying 2.65% in interest on borrowings and earning a market-value weighted current yield of 6.53% for a yield spread of 3.88%. Whereas, at the end of 2020, the Fund was paying just 1.00% interest on leverage, while the portfolio's market value-weighted current yield was 6.27%, widening the yield spread to 5.27%. A larger yield spread resulted in an increase in the contribution of leverage to the Fund's net income of approximately 21.2% in 2020, up from 15.2% in 2019.

We remind our stockholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, how fully invested the portfolio is, and operating expenses, among other factors.

As noted above, the Fund's leverage produces a higher dividend for stockholders than the same portfolio would produce without leverage. Leverage also magnifies the effects of price movements on the Fund's NAV per share. For the year ended December 31, 2020, in which the high yield bond market turned in a positive performance, leverage increased the Fund's total return. Of course, in an unfavorable market, leverage would decrease the Fund's total return.

	Total Returns for the Periods Ending December 31, 2020
	1 Year	3 Years Cumulative
The New America High Income Fund, Inc. (Stock Price and Dividends)*	2.94%	16.91%
The New America High Income Fund, Inc. (NAV and Dividends)*	5.79%	22.40%
Credit Suisse High Yield Index	5.48%	17.40%

Sources: Credit Suisse and The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Credit Suisse High Yield Index (the "Index") is an unmanaged index. Unlike the Fund, the Index has no trading activity, expenses or leverage.

*  Returns are historical and are calculated by determining the percentage change in NAV or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's NAV per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in NAV and dividends. The variance between the Fund's total return based on stock price and dividends and the total return based on the Fund's NAV and dividends is due to the widening of the stock price discount to the NAV over the last year.

Commentary by T. Rowe Price Associates, Inc.
Market Review

The high yield market returned 5.48% for the twelve months ended December 31, 2020, according to the Credit Suisse High Yield Index (the "Index"). The coronavirus has had a meaningful impact on global financial markets since its emergence in the first quarter of 2020. Reports of the coronavirus in China periodically unsettled markets throughout January and early February, but the virus later took on global pandemic status with unparalleled economic impacts to world economies and completely derailed all risk assets, including high yield bonds. The sheer velocity and severity of market declines was unprecedented, particularly through mid-March. October 2008 is the only month in which the high yield market posted losses greater than those experienced in March 2020.

Investors welcomed efforts by the U.S. Federal Reserve (the "Fed") and the federal government to support the U.S. economy. The Fed decided in mid-June 2020 to augment the $2.3 trillion lending facility established in April to purchase bond ETF shares by starting to buy a broad portfolio of U.S. corporate bonds. In August, the central bank revealed that it would allow inflation to drift above its 2% target as part of an "inflation averaging" program designed to boost the labor market. As the economy recovers, this should allow the Fed to keep rates at the current near-zero level for a longer period without increases to preempt higher inflation.

Positive developments in the fight against the coronavirus and the removal of political uncertainty in the U.S. following the November elections appeared to be the primary drivers of gains during the fourth quarter of 2020. The regulatory approval and distribution of vaccines in December 2020 seemed to provide a tailwind to financial markets as the year came to an end. The toll of the pandemic worsened considerably, however, weighing on consumer sentiment and seeming to limit the market's gains.

Technical conditions in the high yield bond market were positive during the last three quarters of 2020 after primary markets came to a complete standstill in March. The high yield asset class experienced a record annual inflow of $43.6 billion and received additional support from multi-sector, investment grade and equity investors, which helped offset robust new issuance. Specifically, the volume of gross and refinancing issuance in 2020 reached all-time highs of $449.9 billion and $297.2 billion, respectively, allowing companies to initially secure liquidity and later extend maturities and reduce financing costs.

Yield spreads of the Index compared to U.S. Treasuries had widened by over 1,000 basis points from the end of 2019, when they peaked on March 23rd at 1,417 basis points. Index spreads at the end of 2020 were 431 basis points, only 15 basis points wider than at the end of 2019, with a yield-to-worst of 4.59%—the lowest yield on record. These levels compare with the long-term averages of approximately 607 basis points and 8.70%, respectively. The J.P. Morgan par-weighted default rate tracked higher throughout 2020, ending the period at 6.17%—up from 2.63% at the end of 2019. For the last twelve months, the energy sector accounted for 35% of default volume, affecting $49.1 billion of outstanding debt.

Strategy Review

We continued to cautiously shift toward more cyclical industries as we became more positive on the effectiveness of therapeutic coronavirus treatments, the development of a vaccine, and eventually broad public inoculation in the medium term. Consistent with our management style of limiting risk by following a disciplined and rigorous fundamental investment process focused on identifying improving credits and solid risk-adjusted return opportunities, the portfolio outperformed the Index during the volatility in the first quarter of 2020. However, the portfolio underperformed the Index in the second half of the year when risk was indiscriminately rewarded—as evidenced by the CCC rating tier's strong outperformance during the third and fourth quarters. At the end of 2019, the portfolio was significantly underweight relative to the Index in cyclically challenged corners of the market, such as the transportation, retail, publishing and automotive industries. The defensive positioning served us well amid the emergence of the coronavirus pandemic because the most cyclical industries bore the brunt of the lockdown's impact.

Security selection in the metals and mining industry was a top contributor to relative performance, partly due to Freeport-McMoRan, the second-largest copper producer by volume globally. The company is expected to see a significant ramp up in production, EBITDA, and free cash flow in 2021 following the conversion of the Grasberg mine in Indonesia from an open-pit to an underground mine, which should drive deleveraging and could potentially result in a ratings upgrade.

Credit selection and our overweight allocation among cable operators—which is generally considered a defensive market segment due to issuers' subscription-based, recurring-revenue business models—contributed to relative performance. The security selection impact was partly due to Netflix, the world's largest internet entertainment service. Netflix is one of the rare companies that benefited cyclically from the lockdown, as its subscriber base increased dramatically, essentially pulling forward future subscriptions.

Security selection in the financials segment also benefited relative performance. Positioning the portfolio to benefit from the continued consolidation among insurance brokers has been one of our larger secular bets. We hold meaningful positions in some of the industry's CCC rated discounted names and were rewarded as the bonds traded higher. Additionally, Navient, a lender that originates, maintains, and services a portfolio of student loans also supported relative performance. The company has a high quality portfolio, as a significant portion is composed of federally guaranteed loans, where Navient bears minimal credit risk.

Credit selection in the entertainment and leisure space weighed on relative results, partly due to AMC Entertainment, the world's largest movie theater chain. The company was overleveraged, and the pandemic significantly disrupted its operations due to the mandated shutdown of crowded public venues, including movie theaters. While the portfolio was underweighted in the entertainment and leisure segment versus the benchmark at the time, our higher relative weight in AMC was a drag on performance.

Security selection in the services segment detracted from performance, partly due to car rental agency Hertz. The coronavirus pandemic severely hampered the company's business as demand for its vehicles significantly declined due to travel restrictions. We fully exited our positions before Hertz sought bankruptcy protection in May 2020.

The portfolio's underweight to the building & real estate segment weighed on relative results largely due to our avoidance of lower quality and emerging market issuers, such as the Chinese property developer Evergrande, that rallied from stressed price levels during the second half of the year.

Outlook

During 2020, many companies that we thought might not survive the global health crisis secured funding by issuing new debt. In our view, the increased debt load of some of these issuers increases the likelihood of residual defaults in the coming years, as some of the more levered companies may not be able to generate the EBITDA and free cash flow required to grow into their new capital structures. However, we continue to see several positive trends for the high yield asset class, including strong technical support, improving fundamentals and average credit quality. We anticipate that the high yield bond market's overall default rate will moderate in 2021.

At the beginning of 2020, high yield market participants were generally underinvested. Robust positive flows to the asset class during the year have provided technical support, buoyed secondary market prices, and created strong interest in new issues. As high yield spreads continue to compress toward pre-crisis levels, we are still finding value in corners of the market where companies can benefit from a more permanent reopening of the economy or from therapeutic coronavirus treatments and broad public inoculation.

Although the pace of high yield inflows has recently decelerated, a fair amount of cash remains on the sidelines and, in our view, high yield is one of the few fixed income market segments where investors can turn for meaningful income. We believe this dynamic could continue to drive strong demand for high yield bonds and further tightening of yield spreads over the next several months.

As always, we aim to deliver high current income while seeking to contain the volatility inherent in this market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Rodney M. Rayburn Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary December 31, 2020 (Unaudited)	As a Percent of Total Investments*
Energy	11.93%
Cable Operators	9.18%
Healthcare	8.00%
Services	7.57%
Financial	5.89%
Utilities	5.77%
Gaming	5.50%
Automotive	4.64%
Metals & Mining	4.38%
Broadcasting	4.36%
Information Technology	4.18%
Satellites	3.69%
Wireless Communications	3.66%
Entertainment & Leisure	2.37%
Food/Tobacco	2.36%
Airlines	2.15%
Chemicals	1.78%
Supermarkets	1.57%
Container	1.55%
Building Products	1.28%
Restaurants	1.27%
Manufacturing	1.27%
Lodging	1.07%
Aerospace & Defense	0.99%
Consumer Products	0.95%
Retail	0.85%
Other Telecommunications	0.76%
Building & Real Estate	0.75%
Transportation	0.22%
Real Estate Investment Trust Securities	0.06%
Total Investments	100.00%

*  Percentages do not match the industry percentages in the Schedule of Investments because due to the Fund's leverage total investments exceed net assets by 1.35 times.

Moody's Investors Service Ratings (1) December 31, 2020 (Unaudited)	As a Percent of Total Investments
Baa1	0.37%
Baa2	0.21%
Baa3	2.35%
Total Baa	2.93%
Ba1	4.68%
Ba2	10.41%
Ba3	15.40%
Total Ba	30.49%
B1	13.76%
B2	11.92%
B3	17.37%
Total B	43.05%
Caa1	11.13%
Caa2	6.18%
Caa3	0.52%
Total Caa	17.83%
Unrated	2.21%
Equity	3.49%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2020 (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 120.51% (d)(f)
Aerospace & Defense — 1.34%
$175	Moog, Inc., Senior Notes, 4.25%, 12/15/27 (g)	Ba3	$183
1,830	Transdigm Holdings UK, plc, Senior Notes, 6.25%, 03/15/26 (g)	Ba3	1,949
115	Transdigm Holdings UK, plc, Senior Notes, 7.50, 03/15/27	B3	123
730	Transdigm Holdings UK, plc, Senior Notes, 8%, 12/15/25 (g)	Ba3	808
			3,063
Airlines — 2.35%
695	Air Canada, Senior Notes, 7.75%, 04/15/21 (g)	B2	699
39	American Airlines Group, Senior Notes, 5.625%, 07/15/22 (g)	(e)	38
720	American Airlines Inc., Senior Notes, 11.75%, 07/15/25 (g)	Ba3	831
550	Delta Airlines, Senior Notes, 7%, 05/01/25 (g)	Baa2	636
135	Delta Airlines, Senior Notes, 4.50%, 10/20/25 (g)	Baa1	144
495	Delta Airlines, Senior Notes, 4.75%, 10/20/28 (g)	Baa1	540
725	Delta Airlines, Senior Notes, 7.375%, 01/15/26	Baa3	831
760	Mileage Plus Holdings, LLC, Senior Notes, 6.50%, 06/20/27 (g)	Baa3	819
320	United Airlines Holdings, Inc., Senior Notes, 4.25%, 10/01/22	Ba3	322
510	United Airlines Holdings, Inc., Senior Notes, 5%, 02/01/24	Ba3	506
			5,366
Automotive — 6.13%
810	Adient Global Holdings, Senior Notes, 4.875%, 08/15/26 (g)	B3	828
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$655	Adient US, LLC, Senior Notes, 9%, 04/15/25 (g)	Ba3	$732
3,215	Clarios Global LP, Senior Notes, 8.50%, 05/15/27 (g)	Caa1	3,488
85	Clarios Global LP, Senior Secured Notes, 6.25%, 05/15/26 (g)	B1	91
50	Dana Financing Luxembourg Sarl, Senior Notes, 5.75%, 04/15/25 (g)	B2	52
455	Dana Inc., Senior Notes, 5.625%, 06/15/28	B2	490
700	Ford Motor Company, Senior Notes, 8.50%, 04/21/23	Ba2	789
1,000	Ford Motor Company, Senior Notes, 9%, 04/22/25	Ba2	1,229
1,006	Ford Motor Credit Company, LLC, Senior Notes, 5.75%, 02/01/21	Ba2	1,008
265	Goodyear Tire and Rubber Company, Senior Notes, 9.50%, 05/31/25	B2	298
245	Group One Automotive, Inc, Senior Notes, 4%, 08/15/28 (g)	Ba2	250
445	Jaguar land Rover Automotive Plc, Senior Notes, 7.75%, 10/15/25 (g)	B1	480
435	Meritor, Inc., Senior Notes, 6.25%, 06/01/25 (g)	B1	469
590	Navistar International Corporation, Senior Notes, 9.50%, 05/01/25 (g)	B2	661
200	Tenneco Inc., Senior Notes, 5%, 07/15/24 (EUR)	B3	247
510	Tenneco Inc., Senior Notes, 5%, 07/15/26	Caa1	469
285	Tenneco Inc., Senior Notes, 5.375%, 12/15/24	Caa1	269
385	Tenneco Inc., Senior Notes, 7.875%, 01/15/29 (g)	Ba3	431
1,675	Tesla Inc., Senior Notes, 5.30%, 08/15/25 (g)	B3	1,746
			14,027

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2020 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Broadcasting — 5.89%
$675	Clear Channel Outdoor Holdings, Inc., Senior Notes, 5.125%, 08/15/27 (g)	B1	$685
1,392	Clear Channel Worldwide Holdings, Inc., Senior Subordinated Notes, 9.25%, 02/15/24	Caa2	1,413
65	Diamond Sports Group, LLC, Senior Notes, 5.375%, 08/15/26 (g)	Ba3	53
1,095	Diamond Sports Group, LLC, Senior Notes, 6.625%, 08/15/27 (g)	B3	662
34	iHeart Communications, Inc., Senior Notes, 6.375%, 05/01/26	B1	37
2,674	iHeart Communications, Inc., Senior Notes, 8.375%, 05/01/27	Caa1	2,854
1,030	Lionsgate Capital Holdings LLC, Senior Notes, 6.375%, 02/01/24 (g)	B3	1,056
1,635	MDC Partners, Inc., Senior Notes, 6.50%, 05/01/24 (g)	B3	1,655
355	Nexstar Broadcasting, Inc., Senior Notes, 4.75%, 11/01/28 (g)	B3	371
450	Nielsen Finance LLC, Senior Notes, 5.625%, 10/01/28 (g)	B2	487
65	Outfront Media Capital, LLC, Senior Notes, 5%, 08/15/27 (g)	B2	67
295	Scripps Company., Senior Notes, 5.375%, 01/15/31 (g)	Caa1	310
560	Sirius XM Radio, Inc., Senior Notes, 4.625%, 07/15/24 (g)	Ba3	580
620	Sirius XM Radio, Inc., Senior Notes, 5%, 08/01/27 (g)	Ba3	654
290	Tegna, Inc., Senior Notes, 4.75%, 03/15/26 (g)	Ba3	308
900	Terrier Media Buyer, Inc., Senior Notes, 8.875%, 12/15/27 (g)	Caa1	992
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$345	Townsquare Media, Inc., Senior Notes, 6.875%, 02/01/26 (g)	B2	$361
580	Univision Communications, Inc., Senior Notes, 6.625%, 06/01/27 (g)	B2	623
280	Univision Communications, Inc., Senior Notes, 9.50%, 05/01/25 (g)	B2	311
			13,479
Building & Real Estate — 1.02%
755	Cushman & Wakefield U.S. Borrower, LLC, Senior Notes, 6.75%, 05/15/28 (g)	Ba3	823
450	Howard Hughes Corporation, Senior Notes, 5.375%, 08/01/28 (g)	Ba3	481
150	Realogy Group LLC, Senior Notes, 7.625%, 06/15/25 (g)	B3	162
225	Taylor Morrison Communities, Inc., Senior Notes, 5.125%, 08/01/30 (g)	Ba3	252
425	Taylor Morrison Communities, Inc., Senior Notes, 5.875%, 04/15/23 (g)	Ba3	451
160	Weekley Homes LLC, Senior Notes, 4.875%, 09/15/28 (g)	B1	167
			2,336
Building Products — 1.73%
680	ABC Supply Company, Inc., Senior Notes, 5.875%, 05/15/26 (g)	B3	706
95	Boise Cascade Company, Senior Notes, 4.875%, 07/01/30 (g)	Ba2	103
120	CP Atlas Buyer, Inc., Senior Notes, 7%, 12/01/28 (g)	Caa2	125
445	Forterra Finance LLC, Senior Notes, 6.50%, 07/15/25 (g)	B2	477
145	LBM Acquisition, LLC, Senior Notes, 6.25%, 01/15/29 (g)	Caa1	151
80	Mercer International, Inc., Senior Notes, 5.50%, 01/15/26	Ba3	81

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2020 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$295	New Enterprise Stone and Lime Company, Inc., Senior Notes, 6.25%, 03/15/26 (g)	B1	$304
470	PGT Innovations, Inc., Senior Notes, 6.75%, 08/01/26 (g)	B2	499
395	Specialty Building Products Holdings, LLC, Senior Note, 6.375%, 09/30/26 (g)	B3	416
290	Summit Materials LLC, Senior Notes, 5.125%, 06/01/25 (g)	B2	294
120	Summit Materials LLC, Senior Notes, 5.25%, 01/15/29 (g)	B2	126
640	Summit Materials LLC, Senior Notes, 6.50%, 03/15/27 (g)	B2	680
			3,962
Cable Operators — 12.42%
1,600	Altice Financing S.A., Senior Notes, 7.50%, 05/15/26 (g)	B2	1,684
1,550	Altice France Holding S.A., Senior Notes, 6%, 02/15/28 (g)	Caa1	1,577
1,120	Altice France Holding S.A., Senior Notes, 10.50%, 05/15/27 (g)	Caa1	1,259
1,400	Altice France S.A., Senior Notes, 7.375%, 05/01/26 (g)	B2	1,474
605	Altice France S.A., Senior Notes, 8.125%, 02/01/27 (g)	B2	665
475	C&W Senior Financing Designated Activity, Senior Notes, 6.875%, 09/15/27 (g)	B2	514
200	Cablevision Lightpath LLC, Senior Notes, 5.625%, 09/15/28 (g)	Caa1	209
120	CCO Holdings, LLC, Senior Notes, 4.25%, 02/01/31 (g)	B1	126
845	CCO Holdings, LLC, Senior Notes, 4.50%, 05/01/32 (g)	B1	902
2,260	CCO Holdings, LLC, Senior Notes, 5.00%, 02/01/28 (g)	B1	2,390
1,658	CCO Holdings, LLC, Senior Notes, 5.125%, 05/01/27 (g)	B1	1,751
660	CCO Holdings, LLC, Senior Notes, 5.375%, 06/01/29 (g)	B1	724
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,130	CCO Holdings, LLC, Senior Notes, 5.50%, 05/01/26 (g)	B1	$1,172
1,410	CSC Holdings, LLC, Senior Notes, 6.50%, 02/01/29 (g)	Ba3	1,588
550	CSC Holdings, LLC, Senior Notes, 4.625%, 12/01/30 (g)	B3	573
895	CSC Holdings, LLC, Senior Notes, 7.50%, 04/01/28 (g)	B3	1,009
225	Dish DBS Corporation, Senior Notes, 5.875%, 11/15/24	B2	235
665	Dish DBS Corporation, Senior Notes, 7.375%, 07/01/28	B2	708
810	Dish DBS Corporation, Senior Notes, 7.75%, 07/01/26	B2	905
390	GCI LLC, Senior Notes, 4.75%, 10/15/28 (g)	B3	415
225	LCPR Senior Secured Notes, 6.75%, 10/15/27 (g)	B1	243
770	Netflix, Inc., Senior Notes, 5.375%, 11/15/29 (g)	Ba3	906
1,555	Netflix, Inc., Senior Notes, 5.875%, 11/15/28	Ba3	1,858
2,625	Netflix, Inc., Senior Notes, 6.375%, 05/15/29	Ba3	3,252
570	Radiate Holdco LLC, Senior Notes, 6.50%, 09/15/28 (g)	Caa1	599
490	Virgin Media Secured Finance, Plc, Senior Notes, 5.50%, 08/15/26 (g)	Ba3	510
270	VTR Finance B.V., Senior Notes, 6.375%, 07/15/28 (g)	B1	294
845	Ziggo Bond Finance B.V., Senior Notes, 6%, 01/15/27 (g)	B3	890
			28,432
Chemicals — 2.40%
366	Compass Minerals International, Inc., Senior Notes, 6.75%, 12/01/27 (g)	B1	398
1,440	CVR Partners, L.P., Senior Notes, 9.25%, 06/15/23 (g)	B2	1,451
250	Diamond (BC) B.V., Senior Notes, 5.625%, 08/15/25 (EUR)	Caa2	307
200	Kraton Polymers LLC, Senior Notes, 5.25%, 05/15/26 (g) (EUR)	B2	252

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2020 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$560	Kraton Polymers LLC, Senior Notes, 7%, 04/15/25 (g)	B2	$589
480	Methanex Corporation, Senior Notes, 5.125%, 10/15/27	Ba1	522
280	Methanex Corporation, Senior Notes, 5.25%, 12/15/29	Ba1	304
410	Methanex Corporation, Senior Notes, 5.65%, 12/01/44	Ba1	444
630	Neon Holdings, inc., Senior Notes, 10.125%, 04/01/26 (g)	B3	688
520	Univar Solutions USA, Senior Notes, 5.125%, 12/01/27 (g)	B2	547
			5,502
Consumer Products — 1.17%
105	CD&R Smokey Buyer, Inc., Senior Notes, 6.75%, 07/15/25 (g)	B2	112
280	Edgewell Personal Care Company, Senior Notes, 5.50%, 06/01/28 (g)	Ba3	301
340	LTF Merger Sub, Inc., Senior Notes, 8.50%, 06/15/23 (g)	Caa2	328
325	Mattel Inc., Senior Notes, 5.875%, 12/15/27 (g)	B1	361
145	Mattel Inc., Senior Notes, 6.20%, 10/01/40	B3	168
950	Prestige Brands, Inc., Senior Notes, 6.375%, 03/01/24 (g)	B3	971
431	Tempur Sealy International, Inc., Senior Notes, 5.625%, 10/15/23	B1	438
			2,679
Container — 2.09%
400	Ardagh Packaging Finance plc, Senior Notes, 5.25%, 04/30/25 (g)	B1	421
500	Ardagh Packaging Finance plc, Senior Notes, 6%, 02/15/25 (g)	Caa1	518
100	Crown Cork and Seal Company, Inc., Senior Notes, 7.375%, 12/15/26	B1	123
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$145	Intelligent Packaging Limited Finco, Inc., Senior Notes, 6%, 09/15/28 (g)	B3	$149
222	Kleopatra Holdings 1 S.C.A., Senior Notes, 8.50%, 06/30/23 (j) (EUR)	(e)	268
1,240	Mauser Packaging Solutions, Senior Notes, 7.25%, 04/15/25 (g)	Caa3	1,259
235	Mauser Packaging Solutions, Senior Notes, 8.50%, 04/15/24 (g)	B3	246
325	Pactiv Corporation, Senior Notes, 7.95%, 12/15/25	Caa1	372
102	Pactiv Corporation, Senior Notes, 8.375%, 04/15/27	Caa1	119
1,200	Trivium Packaging Finance B.V., Senior Notes, 8.50%, 08/15/27 (g)	Caa2	1,318
			4,793
Energy — 13.22%
430	Apache Corporation, Senior Notes, 4.625%, 11/15/25	Ba1	451
420	Apache Corporation, Senior Notes, 4.875%, 11/15/27	Ba1	446
30	Apache Corporation, Senior Notes, 6%, 01/15/37	Ba1	33
177	Berry Petroleum Company, LLC, Senior Notes, 7%, 02/15/26 (g)	B3	150
275	Cheniere Energy Partners, L.P., Senior Notes, 5.625%, 10/01/26	Ba2	286
900	Citgo Holding, Inc., Senior Notes, 9.25%, 08/01/24 (g)	Caa1	846
800	Citgo Petroleum Corporation, Senior Notes, 7%, 06/15/25 (g)	B3	808
590	Comstock Resources, Inc., Senior Notes, 9.75%, 08/15/26	Caa1	634
635	Continental Resources, Inc., Senior Notes, 4.375%, 01/15/28	Ba1	648

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2020 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$720	Continental Resources, Inc., Senior Notes, 4.90%, 06/01/44	Ba1	$709
695	Continental Resources, Inc., Senior Notes, 5.75%, 01/15/31 (g)	Ba1	771
230	CrownRock , L.P., Senior Notes, 5.625%, 10/15/25 (g)	B2	235
795	DCP Midstream, LLC, Senior Notes, 6.75%, 09/15/37 (g)	Ba2	878
540	DCP Midstream, LLC, Senior Notes, 7.375%, (h)	B1	445
470	DCP Midstream, LLC, Senior Notes, 8.125%, 08/16/30	Ba2	602
598	Endeavor Energy Resources, L.P., Senior Notes. 5.75%, 01/30/28 (g)	B1	643
110	Endeavor Energy Resources, L.P., Senior Notes. 6.625%, 07/15/25 (g)	B1	118
135	EQT Corporation, Senior Notes, 5%, 01/15/29	Ba3	142
90	EQT Corporation, Senior Notes, 7.875%, 02/01/25	Ba3	103
700	EQT Corporation, Senior Notes, 8.75%, 02/01/30	Ba3	857
1,090	Exterran NRG Solutions, Senior Notes, 8.125%, 05/01/25	B1	910
115	Hess Corporation, Senior Notes, 7.30%, 08/15/31	Ba1	148
60	Hess Corporation, Senior Notes, 7.875%, 10/01/29	Ba1	79
561	Jagged Peak Energy LLC, Senior Notes, 5.875%, 05/01/26	Ba3	581
1,460	Magnolia Oil and Gas Operating LLC, Senior Notes, 6%, 08/01/26 (g)	B3	1,475
1,865	Matador Resources Company, Senior Notes, 5.875%, 09/15/26	B3	1,818
1,410	NGL Energy Partners L.P., Senior Notes, 7.50%, 11/01/23	B3	994
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,230	NGL Energy Partners L.P., Senior Notes, 7.50%, 04/15/26	B3	$756
345	Nustar Logistics, L.P., Senior Notes, 5.75%, 10/01/25	Ba3	367
340	Occidental Petroleum Corporation, Senior Notes, 5.50%, 12/01/25	Ba2	353
305	Occidental Petroleum Corporation, Senior Notes, 5.875%, 09/01/25	Ba2	325
310	Occidental Petroleum Corporation, Senior Notes, 6.125%, 01/01/31	Ba2	331
290	Occidental Petroleum Corporation, Senior Notes, 6.375%, 09/01/28	Ba2	305
100	Occidental Petroleum Corporation, Senior Notes, 6.45%, 09/15/36	Ba2	104
790	Occidental Petroleum Corporation, Senior Notes, 7.95%, 06/15/39	Ba2	860
470	Occidental Petroleum Corporation, Senior Notes, 8%, 07/15/25	Ba2	531
625	Occidental Petroleum Corporation, Senior Notes, 8.50%, 07/15/27	Ba2	719
1,190	Occidental Petroleum Corporation, Senior Notes, 8.875%, 07/15/30	Ba2	1,401
455	Ovintiv Exploration, Inc., Senior Notes, 5.625%, 07/01/24	Ba1	489
630	Petrobras Global Finance, Senior Notes, 7.375%, 01/17/27	Ba2	781
530	Range Resources, Corporation, Senior Notes, 9.25%, 02/01/26	B3	554
3,020	Seven Generations Energy Ltd., Senior Notes, 5.375%, 09/30/25 (g)	Ba3	3,074
39	Summit Midstream Partners, LP, Senior Notes, 9.50%, (a)(h)	Caa3	12

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2020 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$560	Tallgrass Energy Partners, L.P., Senior Notes, 5.50%, 09/15/24 (g)	B1	$570
345	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 03/01/27 (g)	B1	357
450	Tallgrass Energy Partners, L.P., Senior Notes, 6%, 12/31/30 (g)	B1	463
370	Tallgrass Energy Partners, L.P., Senior Notes, 7.50%, 10/01/25 (g)	B1	397
295	Targa Resources Partners, L.P., Senior Notes, 6.50%, 07/15/27	Ba3	320
435	Targa Resources Partners, L.P., Senior Notes, 6.875%, 01/15/29	Ba3	487
450	USA Compression Partners, L.P., Senior Notes, 6.875%, 04/01/26	B3	471
390	USA Compression Partners, L.P., Senior Notes, 6.875%, 09/01/27	B3	414
			30,251
Entertainment & Leisure — 3.20%
610	Carnival Corporation, Senior Notes, 7.625%, 03/01/26 (g)	B2	664
215	Cedar Fair, L. P., Senior Notes, 5.25%, 07/15/29	B3	221
650	Cedar Fair, L. P., Senior Notes, 5.375%, 04/15/27	B3	666
1,080	Cedar Fair, L. P., Senior Notes, 5.50%, 05/01/25 (g)	Ba2	1,129
330	NCL Corporation Ltd., Senior Notes, 5.875%, 03/15/26 (g)	Caa1	348
555	Royal Caribbean Cruises, Ltd., Senior Notes, 5.25%, 11/15/22	B2	557
775	Royal Caribbean Cruises, Ltd., Senior Notes, 11.50%, 06/01/25 (g)	Ba2	904
650	SeaWorld Parks & Entertainment, Inc., Senior Notes, 9.50%, 08/01/25 (g)	Caa2	704
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,675	Six Flags Theme Parks, Inc., Senior Notes, 7%, 07/01/25 (g)	Ba2	$1,813
300	Vail Resorts, Inc., Senior Notes, 6.25%, 05/15/25 (g)	B1	320
			7,326
Financial — 7.83%
695	Acrisure, LLC, Senior Notes, 7%, 11/15/25 (g)	Caa2	725
890	Acrisure, LLC, Senior Notes, 8.125%, 02/15/24 (g)	B2	942
390	Acrisure, LLC, Senior Notes, 10.125%, 08/01/26 (g)	Caa2	446
325	Alliant Holdings, Senior Notes, 6.75%, 10/15/27 (g)	Caa2	346
838	AmWins Group, Inc., Senior Notes, 7.75%, 07/01/26 (g)	B3	897
430	Assured Partners, Inc. Senior Notes, 5.625%, 01/15/29 (g)	Caa2	449
735	Avolon Holdings Funding Limited, Senior Notes, 5.125%, 10/01/23 (g)	Baa3	791
825	Banco Do Brasil S.A. (Cayman), 9% (h)	B2	920
132	Cabot Financial (Luxembourg) S.A., Senior Notes, 7.50%, 10/01/23 (g) (GBP)	Ba3	184
146	Cabot Financial (Luxembourg) S.A., Senior Notes, 7.50%, 10/01/23 (GBP)	Ba3	202
235	Cargo Aircraft Management, Inc., Senior Notes, 4.75%, 02/01/28 (g)	Ba3	242
745	Genworth Mortgage Holdings, Senior Notes, 6.50%, 08/15/25 (g)	Ba3	805
585	GTCR AP Finance, Inc., Senior Notes, 8%, 05/15/27 (g)	Caa2	635
1,090	Hub Holdings LLC, Senior Notes, 7%, 05/01/26 (g)	Caa2	1,134
1,010	Icahn Enterprises, L.P., Senior Notes, 6.25%, 05/15/26	Ba3	1,071

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2020 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$980	Itau Unibankco Holding S.A., Senior Notes, 6.125%, (g)(h)	B2	$1,003
210	MGIC Investment Corporation, Senior Notes, 5.25%, 08/15/28	Ba1	225
500	Navient Corporation, Senior Notes, 5%, 03/15/27	Ba3	504
1,115	Navient Corporation, Senior Notes, 6.125%, 03/25/24	Ba3	1,187
550	Navient Corporation, Senior Notes, 6.75%, 06/25/25	Ba3	598
215	Navient Corporation, Senior Notes, 6.75%, 06/15/26	Ba3	234
40	Navient Corporation, Senior Notes, 7.25%, 01/25/22	Ba3	42
725	Navient Corporation, Senior Notes, 7.25%, 09/25/23	Ba3	796
205	OneMain Finance Corporation, Senior Notes, 4%, 09/15/30	Ba3	212
300	OneMain Finance Corporation, Senior Notes, 6.125%, 03/15/24	Ba3	328
390	OneMain Finance Corporation, Senior Notes, 6.625%, 01/15/28	Ba3	462
810	OneMain Finance Corporation, Senior Notes, 6.875%, 03/15/25	Ba3	942
300	OneMain Finance Corporation, Senior Notes, 7.125%, 03/15/26	Ba3	352
275	OneMain Finance Corporation, Senior Notes, 8.875%, 06/01/25	Ba3	311
300	PennyMac Financial Services, Inc., Senior Notes, 5.375%, 10/15/25 (g)	B2	316
250	Quicken Loans, Inc., Senior Notes, 5.25%, 01/15/28 (g)	Ba1	267
335	SLM Corporation, Senior Notes, 4.20%, 10/29/25	Ba1	353
			17,921
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Food/Tobacco — 3.19%
$1,425	B&G Foods, Inc., Senior Notes, 5.25%, 04/01/25	B2	$1,468
270	B&G Foods, Inc., Senior Notes, 5.25%, 09/15/27	B2	287
190	Chobani LLC., Senior Notes, 4.625%, 11/15/28 (g)	B1	193
1,130	Chobani LLC., Senior Notes, 7.50%, 04/15/25 (g)	Caa2	1,178
770	Cosan Luxembourg S.A., Senior Notes, 7%, 01/20/27 (g)	Ba2	830
245	Darling Ingredients, Inc., Senior Notes, 5.25%, 04/15/27 (g)	Ba3	260
520	FAGE International S.A., Senior Notes, 5.625%, 08/15/26 (g)	B2	534
230	Kraft Foods Group, Senior Notes, 6.875%, 01/26/39	Baa3	318
485	Post Holdings, Inc., Senior Notes, 5.625%, 01/15/28 (g)	B2	517
330	Post Holdings, Inc., Senior Notes, 5.75%, 03/01/27 (g)	B2	350
900	Sigma Holdco., B.V., Senior Notes, 7.875%, 05/15/26 (g)	Caa1	924
425	United Natural Foods, Inc., Senior Notes, 6.75%, 10/15/28 (g)	B3	443
			7,302
Gaming — 7.18%
160	Affinity Gaming Corporation, Senior Notes, 6.875%, 12/15/27 (g)	B3	167
170	Ballys Corporation, Senior Notes, 6.75%, 06/01/27 (g)	Caa1	183
580	Boyd Gaming Corporation, Senior Notes, 6%, 08/15/26	Caa1	604
195	Boyd Gaming Corporation, Senior Notes, 8.625%, 06/01/25 (g)	Caa1	217
618	Caesar's Resorts, Senior Notes, 5.25%, 10/15/25 (g)	Caa1	624
375	Caesar's Resorts, Senior Notes, 5.75%, 07/01/25 (g)	B1	396

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2020 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$220	Caesar's Resorts, Senior Notes, 8.125%, 07/01/27 (g)	Caa1	$243
752	Cirsa Finance International, S.A.R.L., Senior Notes, 7.875%, 12/20/23 (g)	B3	760
375	International Game Technology Plc, Senior Notes, 5.25%, 01/15/29 (g)	Ba3	404
295	International Game Technology Plc, Senior Notes, 6.25%, 02/15/22 (g)	Ba3	303
1,165	International Game Technology Plc, Senior Notes, 6.25%, 01/15/27 (g)	Ba3	1,331
520	Melco Resorts Finance, Senior Notes, 5.375%, 12/04/29 (g)	Ba2	543
315	MGM China Holdings, Limited, Senior Notes, 5.375%, 05/15/24 (g)	Ba3	326
315	MGM China Holdings, Limited, Senior Notes, 5.875%, 05/15/26 (g)	Ba3	332
455	MGM Growth Prop. Operating Partnership L.P., Senior Notes, 3.875%, 02/15/29 (g)	B1	463
435	MGM Growth Prop. Operating Partnership L.P., Senior Notes, 5.75%, 02/01/27	(e)	487
605	MGM Resorts International, Senior Notes, 6%, 03/15/23	Ba3	644
735	Peninsula Pacific Entertainment LLC, Senior Notes, 8.50%, 11/15/27 (g)	Caa1	786
230	Scientific Games International Inc., Senior Notes, 7%, 05/15/28 (g)	Caa2	247
325	Scientific Games International Inc., Senior Notes, 7.25%, 11/15/29 (g)	Caa2	356
1,240	Scientific Games International Inc., Senior Notes, 8.25%, 03/15/26 (g)	Caa2	1,336
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$335	Scientific Games International Inc., Senior Notes, 8.625%, 07/01/25 (g)	Caa2	$367
1,235	Stars Group Holdings B.V., Senior Notes, 7%, 07/15/26 (g)	Ba2	1,298
390	VICI Properties, Senior Notes, 4.625%, 12/01/29 (g)	Ba3	417
1,390	Wynn Las Vegas, LLC, Senior Notes, 5.25%, 05/15/27 (g)	B1	1,435
450	Wynn Macau Ltd., Senior Notes, 5.50%, 01/15/26 (g)	B1	468
585	Wynn Macau Ltd., Senior Notes, 5.50%, 10/01/27 (g)	B1	608
1,030	Wynn Macau Ltd., Senior Notes, 5.625%, 08/26/28 (g)	B1	1,079
			16,424
Healthcare — 9.04%
255	Acadia Healthcare Company, Inc., Senior Notes, 5%, 04/15/29 (g)	B3	271
870	Avantor Funding, Inc., Senior Notes, 4.625%, 07/15/28 (g)	B3	920
1,970	Bausch Health Companies, Inc., Senior Notes, 8.50%, 01/31/27 (g)	B3	2,192
1,600	Bausch Health Companies, Inc., Senior Notes, 9.25%, 04/01/26 (g)	B3	1,782
1,535	Bausch Health Companies, Inc., Senior Notes, 7%, 03/15/24 (g)	Ba2	1,575
30	Bausch Health Companies, Inc., Senior Notes, 7%, 01/15/28 (g)	B3	33
1,060	Bausch Health Companies, Inc., Senior Notes, 9%, 12/15/25 (g)	B3	1,173
775	Centene Corporation, Senior Notes, 4.625%, 12/15/29	Ba1	860
655	Change Healthcare Holdings LLC, Senior Notes, 5.75%, 03/01/25 (g)	Caa1	666
455	CHS/Community Health Systems, Inc, Senior Notes, 6%, 01/15/29 (g)	(e)	491

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2020 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$900	CHS/Community Health Systems, Inc, Senior Notes, 8%, 12/15/27 (g)	Caa2	$976
355	DaVita Healthcare Partners, Inc., Senior Notes, 3.75%, 02/15/31 (g)	Ba3	359
230	HCA, Incorporated, Senior Notes, 5.625%, 09/01/28	Ba2	272
575	HCA, Incorporated, Senior Notes, 5.875%, 02/15/26	Ba2	662
450	HCA, Incorporated, Senior Notes, 5.875%, 02/01/29	Ba2	542
405	Legacy Lifepoint Health Inc., Senior Notes, 6.75%, 04/15/25 (g)	B1	431
55	Ortho-Clinical Diagnostics S.A., Senior Notes, 7.25%, 02/01/28 (g)	Caa2	58
141	Ortho-Clinical Diagnostics S.A., Senior Notes, 7.375%, 06/01/25 (g)	Caa2	149
105	Radiology Partners, Inc., Senior Notes, 9.25%, 02/01/28 (g)	Caa3	118
1,135	Regional Care Hospital Partners Holdings, Inc., Senior Notes, 9.75%, 12/01/26 (g)	Caa1	1,240
275	RP Escrow Issuer LLC, Senior Notes, 5.25%, 12/15/25 (g)	B3	286
435	Select Medical Corporation, Senior Notes, 6.25%, 08/15/26 (g)	B3	468
165	Teleflex, Inc., Senior Notes, 4.25%, 06/01/28 (g)	Ba3	175
1,640	Tenet Healthcare Corporation, Senior Notes, 6.125%, 10/01/28 (g)	Caa1	1,708
335	Tenet Healthcare Corporation, Senior Notes, 6.875%, 11/15/31	Caa1	352
810	Tenet Healthcare Corporation, Senior Notes, 7.50%, 04/01/25 (g)	B1	887
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$575	Teva Pharma Finance Netherlands III BV, Senior Notes, 2.80%, 07/21/23	Ba2	$569
360	Teva Pharma Finance Netherlands III BV, Senior Notes, 6%, 04/15/24	Ba2	382
24	Teva Pharma Finance Netherlands III BV, Senior Notes, 6.15%, 02/01/36	Ba2	25
970	Teva Pharma Finance Netherlands III BV, Senior Notes, 7.125%, 01/31/25	Ba2	1,067
			20,689
Information Technology — 5.59%
180	ANGI Group , LLC, Senior Notes, 3.875%, 08/15/28 (g)	Ba3	181
360	Banff Merger Sub, Inc., Senior Notes, 9.75%, 09/01/26 (g)	Caa2	387
135	Boxer Parent Company, Inc., Senior Notes, 6.50%, 10/02/25 (g) (EUR)	B2	174
150	Boxer Parent Company, Inc., Senior Notes, 7.125%, 10/02/25 (g)	B2	163
260	Boxer Parent Company, Inc., Senior Notes, 9.125%, 03/01/26 (g)	Caa2	281
435	Commscope, Inc., Senior Notes, 7.125%, 07/01/28 (g)	B3	462
275	Commscope, Inc., Senior Notes, 8.25%, 03/01/27 (g)	B3	294
145	Expedia Group, Inc., Senior Notes, 4.625%, 08/01/27 (g)	Baa3	162
495	Expedia Group, Inc., Senior Notes, 6.25%, 05/01/25 (g)	Baa3	574
410	Expedia Group, Inc., Senior Notes, 7%, 05/01/25 (g)	Baa3	454
305	Logmein, Inc., Senior Notes, 5.50%, 09/01/27 (g)	B1	318
590	Photo Holdings Merger, Senior Notes, 8.50%, 10/01/26 (g)	B2	622
2,190	Refinitiv US Holdings, Inc., Senior Notes, 8.25%, 11/15/26 (g)	Caa2	2,387

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2020 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$2,945	Solera, LLC, Senior Notes, 10.50%, 03/01/24 (g)	Caa1	$3,048
750	SS&C Technologies, Inc., Senior Notes, 5.50%, 09/30/27 (g)	B2	802
1,755	Uber Technologies, Inc., Senior Notes, 7.50%, 09/15/27 (g)	B3	1,935
215	Veritas Bermuda Ltd., Senior Notes, 7.50%, 09/01/25 (g)	B2	220
320	Veritas Bermuda Ltd., Senior Notes, 10.50%, 02/01/24 (g)	Caa2	324
			12,788
Lodging — 1.43%
150	Hilton Domestic Operating Company, Inc.,Senior Notes, 5.375%, 05/01/25 (g)	Ba2	160
170	Hilton Domestic Operating Company, Inc., Senior Notes, 5.75%, 05/01/28 (g)	Ba2	186
125	Hilton Worldwide Finance, LLC, Senior Notes, 4.875%, 04/01/27	Ba2	132
255	Marriott International, Inc., Senior Notes, 5.75%, 05/01/25	Baa3	298
420	Marriott Ownership Resorts, Inc., Senior Notes, 6.125%, 09/15/25 (g)	Ba1	447
825	Marriott Ownership Resorts, Inc., Senior Notes, 6.50%, 09/15/26	B1	862
300	Park Intermediate Holdings, LLC, Senior Notes, 5.875%, 10/01/28 (g)	B1	320
280	Park Intermediate Holdings, LLC, Senior Notes, 7.50%, 06/01/25 (g)	B1	302
550	Ryman Hospitality Group, Senior Notes, 4.75%, 10/15/27	B1	569
			3,276
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Manufacturing — 1.00%
$260	Colfax Corporation, Senior Notes, 6%, 02/15/24 (g)	Ba2	$269
290	Colfax Corporation, Senior Notes, 6.375%, 02/15/26 (g)	Ba2	309
15	Hillenbrand Inc., Senior Notes, 5%, 09/15/26	Ba1	17
95	Hillenbrand Inc., Senior Notes, 5.75%, 06/15/25	Ba1	103
1,055	Sensata Technologies UK Financing Company plc, Senior Notes, 6.25%, 02/15/26 (g)	Ba3	1,093
260	Sensata Technologies, Inc., Senior 3.75%, 02/15/31 (g)	Ba3	268
218	Wellbilt, Inc., Senior Notes, 9.50%, 02/15/24	Caa3	225
			2,284
Metals & Mining — 5.92%
745	Alcoa Nederland Holding B.V., Senior Notes, 5.50%, 12/15/27 (g)	Ba1	811
200	Alcoa Nederland Holding B.V., Senior Notes, 6.75%, 09/30/24 (g)	Ba1	208
600	Alcoa Nederland Holding B.V., Senior Notes, 7%, 09/30/26 (g)	Ba1	640
5	Arcelor Mittal, Senior Notes, 7%, 03/01/41	Ba1	7
280	Arconic Corporation, Senior Notes, 6%, 05/15/25 (g)	Ba1	299
780	Arconic Corporation, Senior Notes, 6.125%, 02/15/28 (g)	Ba3	838
885	Big River Steel, LLC, Senior Notes, 6.625%, 01/31/29 (g)	Caa1	954
350	Cleveland-Cliffs, Inc., Senior Notes, 9.875%, 10/17/25 (g)	B2	410
1,000	Constellium N.V., Senior Notes, 5.75%, 05/15/24 (g)	B2	1,016
505	FMG Resources Pty. Ltd., Senior Notes, 5.125%, 03/15/23 (g)	Ba1	532
610	FMG Resources Pty. Ltd., Senior Notes, 5.125%, 05/15/24 (g)	Ba1	663

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2020 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$310	Freeport McMoran, Inc., Senior Notes, 5%, 09/01/27	Ba1	$329
320	Freeport McMoran, Inc., Senior Notes, 5.25%, 09/01/29	Ba1	355
1,182	Freeport McMoran, Inc., Senior Notes, 5.40%, 11/14/34	Ba1	1,478
330	Freeport McMoran, Inc., Senior Notes, 5.45%, 03/15/43	Ba1	411
245	GrafTech Finance Inc., Senior Notes, 4.625%, 12/15/28 (g)	B1	247
970	Hecla Mining Company, Senior Notes, 7.25%, 02/15/28	Caa1	1,054
545	HudBay Minerals, Inc., Senior Notes, 6.125%, 04/01/29 (g)	B3	590
860	HudBay Minerals, Inc., Senior Notes, 7.625%, 01/15/25 (g)	B3	894
300	New Gold Inc., Senior Notes, 7.50%, 07/15/27 (g)	Caa1	332
745	Novelis Corporation, Senior Notes, 4.75%, 01/30/30 (g)	B2	796
608	Ryerson Inc., Senior Secured Notes, 8.50%, 08/01/28 (g)	B3	689
			13,553
Other Telecommunications — 1.03%
475	Consolidated Communications, Inc., Senior Notes, 6.50%, 10/01/28 (g)	B2	506
385	Embarq Corporation, Senior Notes, 7.995%, 06/01/36	Ba2	473
275	Level 3 Financing, Inc., Senior Notes, 5.375%, 05/01/25	Ba3	282
1,065	Lumen Technologies, Inc., Senior Notes, 4.50%, 01/15/29 (g)	B2	1,084
			2,345
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Real Estate Investment Trust Securities — .08%
$190	Service Properites Trust, Senior Notes, 4.35%, 10/01/24	Ba2	$188
Restaurants — 1.72%
165	1011778 B.C. Unlimited Liability Company, Senior Notes, 5.75%, 04/15/25 (g)	Ba2	176
715	Dave and Buster's, Inc., Senior Notes, 7.625%, 11/01/25 (g)	Caa1	749
795	Golden Nugget, Inc., Senior Notes, 6.75%, 10/15/24 (g)	Caa2	787
723	YUM Brands, Inc., Senior Notes, 5.35%, 11/01/43	B1	816
760	YUM Brands, Inc., Senior Notes, 6.875%, 11/15/37	B1	976
395	YUM Brands, Inc., Senior Notes, 7.75%, 04/01/25 (g)	B1	437
			3,941
Retail — 1.15%
445	Carvana Company, Senior Notes, 5.875%, 10/01/28 (g)	Caa2	461
445	L Brands, Inc., Senior Notes, 6.625%, 10/01/30 (g)	B2	492
65	L Brands, Inc., Senior Notes, 6.694%, 01/15/27	B2	72
55	L Brands, Inc., Senior Notes, 6.875%, 07/01/25 (g)	Ba2	60
350	L Brands, Inc., Senior Notes, 7.50%, 06/15/29	B2	388
480	L Brands, Inc., Senior Notes, 9.375%, 07/01/25 (g)	B2	589
580	Petsmart, Inc., Senior Notes, 7.125%, 03/15/23 (g)	Caa1	579
			2,641
Satellites — 3.25%
815	Connect Finco Sarl, Senior Notes, 6.75%, 10/01/26 (g)	B1	877
1,750	Hughes Satellite Systems, Inc., Senior Notes, 6.625%, 08/01/26	B2	1,977
3,090	Intelsat Jackson Holdings Ltd., Senior Notes, 9.50%, 09/30/22 (b)(g)	B3	3,438

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2020 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$640	Telesat Canada, Senior Notes, 6.50%, 10/15/27 (g)	B3	$669
450	Viasat, Inc., Senior Notes, 5.625%, 04/15/27 (g)	Ba3	471
			7,432
Services — 8.25%
300	Advantage Sales and Marketing, Inc., Senior Notes, 6.50%, 11/15/28 (g)	B2	317
610	Allied Universal Holdco, LLC, Senior Secured Notes, 9.75%, 07/15/27 (g)	Caa2	665
730	Ascend Learning, LLC, Senior Notes, 6.875%, 08/01/25 (g)	Caa2	752
260	Avis Budget Car Rental LLC, Senior Notes, 5.75%, 07/15/27 (g)	B3	263
205	Avis Budget Car Rental LLC, Senior Notes, 5.75%, 07/15/27 (g)	B3	208
560	Black Knight, Inc., Senior Notes, 3.625%, 09/01/28 (g)	Ba3	571
185	CDW LLC, Senior Notes, 4.125%, 05/01/25	Ba2	193
640	EG Global Finance plc, Senior Notes, 6.75%, 02/07/25 (g)	B3	659
660	EG Global Finance plc, Senior Notes, 8.50%, 10/30/25 (g)	B3	703
790	Fair Isaac Corporation, Senior Notes, 5.25%, 05/15/26 (g)	Ba2	893
533	GFL Enironmental, Inc., Senior Notes, 8.50%, 05/01/27 (g)	B3	593
1,265	H&E Equipment Services, Senior Notes, 3.875%, 12/15/28 (g)	B2	1,271
115	IPD 3 B.V., Senior Notes, 5.50%, 12/01/25 (g) (EUR)	B3	145
1,470	Laureate Education, Inc., Senior Notes, 8.25%, 05/01/25 (g)	B3	1,553
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$515	MSCI, Inc., Senior Notes, 4%, 11/15/29 (g)	Ba2	$548
515	Performance Food Group, Inc., Senior Notes, 5.50%, 10/15/27 (g)	B2	543
260	Picasso Finance , Senior Notes, 6.125%, 06/15/25 (g)	B3	278
310	Presidio Holding, Inc., Senior Notes, 4.875%, 02/01/27 (g)	B1	327
440	Presidio Holding, Inc., Senior Notes, 8.25%, 02/01/28 (g)	Caa1	486
660	Prime Security Services Borrower, LLC, Senior Notes, 5.25%, 04/15/24 (g)	Ba3	703
280	Prime Security Services Borrower, LLC, Senior Notes, 5.75%, 04/15/26 (g)	Ba3	306
495	Prime Security Services Borrower, LLC, Senior Notes, 6.25%, 01/15/28 (g)	B3	531
225	Sabre GLBL, Inc., Senior Notes, 9.25%, 04/15/25 (g)	Ba3	268
300	Sabre GLBL, Inc., Senior Notes, 7.375%, 09/01/25 (g)	Ba3	325
215	Shift 4 Payments, LLC, Senior Notes, 4.625%, 11/01/26 (g)	Ba3	223
565	Staples, Inc., Senior Notes 7.50%, 04/15/26 (g)	B1	586
735	Staples, Inc., Senior Notes 10.75%, 04/15/27 (g)	B3	729
575	United Rentals (North America), Inc., Senior Notes, 3.875%, 2/15/31	Ba3	604
1,460	Vertical U.S. Newco, Inc., Senior Notes, 5.25%, 07/15/27 (g)	B1	1,538
1,460	Vertical Holdco GmbH, Senior Notes, 7.625%, 07/15/28 (g)	Caa1	1,588
245	White Cap Buyer, LLC, Senior Notes, 6.875%, 10/15/28 (g)	Caa1	261
240	Williams Scotsman International, Inc, Senio4 Notes, 4.625%, 08/15/28 (g)	B3	248
			18,878

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2020 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Supermarkets — 2.13%
$1,050	Albertsons Companies, LLC, Senior Notes, 3.50%, 03/15/29 (g)	B1	$1,058
540	Albertsons Companies, LLC, Senior Notes, 4.875%, 02/15/30 (g)	B1	593
545	Albertsons Companies, LLC, Senior Notes, 5.875%, 02/15/28 (g)	B1	592
370	Albertsons Companies, LLC, Senior Notes, 7.45%, 08/01/29	(e)	433
895	Albertsons Companies, LLC, Senior Notes, 7.50%, 03/15/26 (g)	B1	997
220	Albertsons Companies, LLC, Senior Notes, 8%, 05/01/31	(e)	271
680	Iceland Bondco, Plc, Senior Notes, 4.625%, 03/15/25 (GBP)	B2	923
			4,867
Transportation — .30%
640	Watco Companies, LLC, Senior Notes, 6.50%, 06/15/27 (g)	Caa1	694
Utilities — 6.27%
795	Calpine Corporation, Senior Notes, 5.125%, 03/15/28 (g)	B2	837
723	Clearway Energy Operating LLC, Senior Notes, 5.75%, 10/15/25	Ba2	759
1,695	General Electric Company, Senior Notes, 5% (h)	Baa3	1,572
570	NextEra Energy Operating Partners, L.P., Senior Notes, 4.25%, 07/15/24 (g)	Ba1	607
74	NextEra Energy Operating Partners, L.P., Senior Notes, 4.25%, 09/15/24 (g)	Ba1	80
670	NextEra Energy Operating Partners, L.P., Senior Notes, 4.50%, 09/15/27 (g)	Ba1	747
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$620	NiSource, Incorporated, Senior Notes, 5.65%, (h)	(e)	$636
340	NRG Energy, Inc., Senior Notes, 5.25%, 06/15/29 (g)	Ba2	372
1,750	NRG Energy, Inc., Senior Notes, 5.75%, 01/15/28	Ba2	1,903
540	NRG Energy, Inc., Senior Notes, 6.625%, 01/15/27	Ba2	572
795	NRG Energy, Inc., Senior Notes, 7.25%, 05/15/26	Ba2	843
575	Pacific Gas and Electric, Senior Notes, 4.75%, 02/15/44	Baa3	645
135	Pattern Energy Operations L.P., Senior Notes, 4.50%, 08/15/28 (g)	Ba3	142
435	PG&E Corporation, Senior Notes, 5%, 07/01/28	B1	463
490	PG&E Corporation, Senior Notes, 5.25%, 07/01/30	B1	539
420	Pike Corporation, Senior Notes, 5.50%, 09/01/28 (g)	B3	442
1,795	TerraForm Global Operating, LLC, Senior Notes 6.125%, 03/01/26 (g)	Ba3	1,840
490	Vistra Operations Company, LLC, Senior Notes, 5%, 07/31/27 (g)	Ba2	521
800	Vistra Operations Company, LLC, Senior Notes, 5.50%, 09/01/26 (g)	Ba2	832
			14,352
Wireless Communications — 2.19%
725	Sprint Capital Corporation, Senior Notes, 6.875%, 11/15/28	B1	956
2,194	Sprint Corporation, Senior Notes, 7.125%, 06/15/24	B1	2,562
1,455	T-Mobile, USA, Inc., Senior Notes, 6.50%, 01/15/26	Ba3	1,502
			5,020
	Total Corporate Debt Securities (Total cost of $260,097)		275,811

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2020 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CONVERTIBLE DEBT SECURITIES — .14% (d)(f)
Energy — .14%
$412	Cheniere Energy, Inc., Senior Notes, 4.25%, 03/15/45	(e)	$322
	Total Convertible Debt Securities (Total cost of $283)		322
BANK DEBT SECURITIES — 9.95% (d)(f)
Airlines — .56%
775	Mileage Plus Holdings, LLC, 6.25%, 6/25/27	Baa3	805
460	Skymiles IP, Ltd, 4.75%, 10/20/27	Baa1	476
			1,281
Automotive — .15%
344	Panther BF Aggregator 2 LP, 3.647%, 04/30/26	B1	342
Consumer Products — .11%
266	ABG Intermediate Holdings 2, LLC, 4.50%, 09/27/24	B2	264
Energy — 1.10%
1,893	BCP Raptor, LLC, 5.25%, 6/24/24	B3	1,728
345	Prairie ECI Acquiror, LP, 4.897%, 03/11/26	B3	337
447	Stonepeak Lonestar, 4.718%, 10/19/26	B1	448
			2,513
Gaming — .27%
630	Scientific Games International, Inc., 2.897%, 08/14/24	B1	615
Healthcare — .72%
680	ADMI Corporation, 4.75%, 12/23/27	B2	680
478	Regional Care Hospital Partners, 3.897%, 11/16/25	B1	476
490	US Radiology Specialists, Inc., 6.25%, 12/10/27	B3	486
			1,642
Information Technology — .07%
165	Epicor Software Corporation, 8.75%, 7/31/28	Caa2	172
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Lodging — .01%
$25	Playa Hotels Resorts BV, 3.75%, 4/29/24	Caa1	$23
Manufacturing — .33%
760	Apex Tool Group, LLC, 6.50%, 8/01/24	B3	750
Satellites — 1.75%
866	Intelsat Jackson Holdings, S.A., 6.50%, 07/13/22 (b)	(e)	882
1,615	Intelsat Jackson Holdings, S.A., 8%, 11/27/23 (b)	(e)	1,635
140	Intelsat Jackson Holdings, S.A., 8.625%, 01/02/24 (b)	(e)	142
1,345	Iridium Satellite LLC, 4.75%, 11/04/26	B1	1,350
			4,009
Services — 2.00%
320	Renaissance Holding Corp., 7.147%, 05/29/26	Caa2	316
150	Sabre GLBL, Inc., 4.75%, 12/10/27	Ba3	150
1,551	Ultimate Software Group, Inc., 4.75, 05/04/26	B1	1,558
2,100	Ultimate Software Group, Inc., 7.50%, 05/03/27	Caa1	2,155
398	Weight Watchers, 5.50%, 11/29/24	Ba2	398
			4,577
Utilities — .12%
270	Exgen Renewables IV, LLC, 3.75%, 12/15/27	Ba3	270
Wireless Communications — 2.76%
4,913	Asurion LLC, 6.647%, 08/04/25	B3	4,944
905	Asurion LLC, 3.397%, 12/23/26	Ba3	895
480	CCI Buyer, Inc., 4.75%, 12/10/27	B1	479
			6,318
	Total Bank Debt Securities (Total cost of $22,406)		22,776

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2020 — Continued (Dollar Amounts in Thousands)

Shares		Moody's Rating (Unaudited)	Value (Note 1)
PREFERRED STOCK — 4.72% (d)(f)
Energy — 1.69%
3,750	Targa Resources Corp., Series A, Convertible, 9.50%, Acquisition Date 10/26/17, Cost $4,133 (i)	(e)	$3,866
Financial — .14%
325	Alliant Services, Series A, Convertible, 9.75%, Acquisition Date 11/6/20, Cost $320 (i)	(e)	320
Healthcare — 1.08%
22,270	Avantor, Inc., Series A, Convertible, 6.25%, 05/15/22	(e)	1,980
4,400	Boston Scientific Corporation, Convertible, 5.50%, 06/01/23	(e)	482
			2,462
Manufacturing — .39%
694	Danaher Corporation, Convertible, 5%, 04/15/23	(e)	903
Utilities — 1.42%
21,950	American Electric Power, Convertible, Series B, 6.125%, 03/15/22	(e)	1,100
7,682	American Electric Power, Convertible Series C, 6.125%, 08/15/23	(e)	389
22,232	NextEra Energy, Inc., Convertible, 5.279%, 03/01/23	(e)	1,130
12,300	Southern Company, Convertible, 6.75%, 08/01/22	(e)	638
			3,257
	Total Preferred Stock (Total cost of $9,919)		10,808
Shares		Value (Note 1)
COMMON STOCK — 0.00% (d)(f)
712	iHeart Communications (c)	$9
	Total Common Stock (Total cost of $11)	9
	TOTAL INVESTMENTS — 135.32% (d) (Total cost of $292,716)	309,726
	CASH AND OTHER ASSETS LESS LIABILITIES — (35.32)% (d)	(80,848)
	NET ASSETS — 100.00%	$228,878

(a)  Denotes income is not being accrued.

(b)  Denotes issuer is in bankruptcy proceedings.

(c)  Non-income producing.

(d)  Percentages indicated are based on total net assets to common shareholders of $228,878.

(e)  Not rated.

(f)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with The Bank of Nova Scotia.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See notes to the portfolio of investments for valuation policy. Total market value of Rule 144A securities amounted to $190,246 as of December 31, 2020.

(h)  Perpetual security with no stated maturity date.

(i)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 (restricted security). Total market value of restricted securities (excluding Rule 144A securities) amounted to $4,186 or 1.83% of total net assets as of December 31, 2020.

(j)  Pay-In-Kind

(EUR) Euro

(GBP) British Pound

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2020
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $292,716 see Schedule of Investments and Note 1)	$309,726
CASH	3,664
RECEIVABLES:
Interest and dividends	4,658
PREFUNDED COMMITMENTS	69
PREPAID EXPENSES	93
UNREALIZED GAIN ON FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	17
Total assets	$318,227
Liabilities:
CREDIT AGREEMENT (Note 4)	$84,000
PAYABLES:
Investment securities purchased	2,844
Dividend on common stock	2,162
Interest on loan (Note 4)	2
ACCRUED EXPENSES (Note 3)	238
UNREALIZED LOSS ON FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	103
Total liabilities	$89,349
Net Assets	$228,878
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,368,918 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	239,609
DISTRIBUTABLE EARNINGS	(10,965)
Net Assets Applicable To Common Stock (Equivalent to $9.79 per share, based on 23,368,918 shares outstanding)	$228,878

Statement of Operations
For the Year Ended
December 31, 2020 (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$17,972
Dividend income	582
Other income	84
Total investment income	$18,638
Expenses:
Cost of leverage:
Interest expense (Note 4)	$1,241
Loan fees (Note 4)	29
Total cost of leverage	$1,270
Professional services:
Investment Advisor (Note 3)	$1,044
Legal	263
Custodian and transfer agent	248
Audit	60
Total professional services	$1,615
Administrative:
General administrative (Note 6)	$524
Directors	228
Insurance	133
Shareholder communications	37
Shareholder meeting	27
NYSE	26
Total administrative	$975
Total expenses	$3,860
Net investment income	$14,778
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized loss on investments and currencies, net	$(11,097)
Change in net unrealized appreciation on investments and other financial instruments	$6,360
Net loss on investments	$(4,737)
Net increase in net assets resulting from operations	$10,041

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
From Operations:
Net investment income	$14,778	$14,548
Realized loss on investments and currencies, net	(11,097)	(3,571)
Change in net unrealized appreciation on investments and other financial instruments	6,360	30,638
Net increase in net assets resulting from operations	$10,041	$41,615
Distributions to Common Stockholders:
Distributable earnings ($.65 and $.66 per share in 2020 and 2019, respectively)	$(15,248)	$(15,423)
Total net increase (decrease) in net assets	$(5,207)	$26,192
Net Assets Applicable to Common Stock:
Beginning of period	$234,085	$207,893
End of period	$228,878	$234,085

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Years Ended December 31,
	2020	2019	2018	2017	2016
NET ASSET VALUE:
Beginning of period	$10.02	$8.90	$10.19	$9.89	$8.84
NET INVESTMENT INCOME	.63	.62	.66	.71	.75
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	(.21)	1.16	(1.25)	.30	1.06
TOTAL FROM INVESTMENT OPERATIONS	.42	1.78	(.59)	1.01	1.81
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.65)	(.66)	(.70)	(.71)	(.76)
TOTAL DISTRIBUTIONS	(.65)	(.66)	(.70)	(.71)	(.76)
NET ASSET VALUE:
End of period	$9.79	$10.02	$8.90	$10.19	$9.89
PER SHARE MARKET VALUE:
End of period	$8.68	$9.13	$7.56	$9.40	$9.26
TOTAL INVESTMENT RETURN†	2.94%	30.09%	(12.70)%	9.19%	31.68%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Years Ended December 31,
	2020	2019	2018	2017	2016
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$228,878	$234,085	$207,893	$238,244	$231,092
EXPENSE RATIOS:
Ratio of interest expense to average net assets	.57%	1.26%	1.16%	.76%	.55%
Ratio of leverage expenses to average net assets	.01%	.01%	.01%	.01%	.01%
Ratio of operating expenses to average net assets	1.20%	1.16%	1.18%	1.14%	1.26%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS	1.78%	2.43%	2.35%	1.91%	1.82%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	6.80%	6.38%	6.77%	6.92%	7.90%
PORTFOLIO TURNOVER RATE	53.11%	65.64%	71.56%	70.11%	77.10%

  (a)  Dollars in thousands.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	As of December 31,
	2020	2019	2018	2017	2016
TOTAL AMOUNT OUTSTANDING:
Credit Agreement	$84,000,000	$91,000,000	$91,000,000	$91,000,000	$91,000,000
ASSET COVERAGE:
Per $1,000 borrowed under Credit Agreement (1)	$3,725	$3,572	$3,285	$3,618	$3,539
Credit Agreement Asset Coverage (2)	372%	357%	328%	362%	354%

  (1)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Year Ended December 31, 2020
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(155,780)
Sales of portfolio securities	164,307
Net purchases, sales and maturities of short-term securities	14
Interest and dividends received	19,379
Operating expenses paid	(3,854)
Net cash provided by operating activities	$24,066
Cash Flows From Financing Activities:
Common stock dividends	$(14,430)
Credit facility financing	(7,000)
Net cash used by financing activities	$(21,430)
Net Increase in Cash	$2,636
Cash at Beginning of Period	1,028
Cash at End of Period	$3,664
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(155,780)
Sales of portfolio securities	164,307
Net purchases, sales and maturities of short-term securities	14
Net increase in net assets resulting from operations	10,041
Amortization of interest	676
Net realized loss on investments and currencies	11,097
Change in net unrealized appreciation on investments and other financial instruments	(6,360)
Decrease in interest and dividend receivable	65
Decrease in prepaid expenses	3
Increase in accrued expenses and other payables	3
Net cash provided by operating activities	$24,066

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 2020

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Following procedures approved by the Board of Directors, investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Other investments for which market quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2020

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2020

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, U.S. Treasury, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$298,909	$—	$298,909
Preferred Stock
Energy	—	3,866	—	3,866
Finance	—	—	320	320
Healthcare	2,462	—	—	2,462
Manufacturing	903	—	—	903
Utilities	2,868	389	—	3,257
Common Stock
Broadcasting	9	—	—	9
Total Investments	$6,242	$303,164	$320	$309,726
Forward Currency Exchange Contracts	$—	$(86)	$—	$(86)

*  Debt Securities — Type of debt and industries are shown on the Schedule of Investments.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2020

	Fair Value as of 12/31/20	Valuation Techniques	Unobservable Input	Input Values	Impact to Valuation from an increase to input
Alliant Services Series A, Convertible Preferred Stock	320	Private placement cost	New preferred stock issuance	Pricing	Increase

The Fund owned one Level 3 securities at December 31, 2020. It is identified on the Schedule of Investments with a footnote (i) and has a value of $320,000. The value was determined by the Valuation Committee of the Fund's investment advisor, T. Rowe Price, under procedures approved by the Board of Directors. The techniques used to arrive at this valuation take into account the lack of trading, liquidity, resale restrictions, the occurrence of company specific or industry events, and other market factors.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Securities (000's)
Balance, December 31, 2019	$1,383
Net purchases/(sales)	(1,070)
Change in unrealized appreciation (depreciation)	(3)
Realized gain	10
Balance, December 31, 2020	$320

The change in unrealized appreciation/(depreciation) for level 3 securities still held at December 31, 2020, and still classified as level 3 was $0.

(2) Tax Matters and Distributions

At December 31, 2020, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $293,977,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $18,364,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $2,615,000. Net unrealized gain on investments for tax purposes at December 31, 2020 was approximately $15,749,000.

At December 31, 2020, the Fund had approximate capital loss carryforwards available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Character	Expiration Date
$7,102,000	Short-term	None
19,659,000	Long-term	None
$26,761,000

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the "Act"), losses incurred in the 2011 fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before the capital losses incurred prior to the enactment of the Act. At December 31, 2020, the Fund had total non-expiring capital loss carryforwards of $26,761,000.

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

The tax character of distributions paid to common shareholders in 2020 and 2019 of approximately $15,248,000 and $15,419,000, respectively, was from ordinary income.

As of December 31, 2020, the components of distributable earnings on a tax basis were approximately:

Unrealized Gain on Investments	$15,749,000
Capital Loss Carryforwards	(26,761,000)
Other Accumulated Losses	(95,000)
Undistributed Net Investment Income	142,000
$(10,965,000)

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2020

The difference between components of distributable earnings on a tax basis and amounts in accordance with generally accepted accounting principals ("GAAP") are primarily due to market discount and premium adjustments, wash sales, and the recognition of unrealized gain on currency forward contracts. GAAP also requires components related to permanent differences of net assets to be classified differently for financial reporting purposes than for tax reporting purposes. These differences have no net effect on the net asset value of the Fund. As of December 31, 2020, there were no financial reporting reclassifications recorded to the net asset accounts.

As of December 31, 2020, the Fund had $95,000 of post-October losses which are deferred until fiscal year 2021 for tax purposes. The other accumulated losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2017-2019, or expected to be taken in the Fund's 2020 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $1,044,000 in management fees during the year ended December 31, 2020. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and senior securities. At December 31, 2020, the fee payable to T. Rowe Price was approximately $92,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

The Fund has a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On December 31, 2020 the total amount outstanding on the loan was $84,000,000. The term of the facility has been extended to October 2021. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately 1.00% and will be in effect until January 29, 2021 at which time the rate will be reset. For the year ended December 31, 2020 the weighted average rate on the loan was approximately 1.53% and the maximum amount borrowed during the period was $91,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the year ended December 31, 2020 the Fund paid approximately $29,000 for this commitment.

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2020

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2020 were approximately:

Cost of purchases	$156,677,000
Proceeds of sales or maturities	$164,165,000

(6) Related Party Transactions

The Fund paid approximately $222,000 during the year ended December 31, 2020 to the president of the Fund for her services as an officer and employee of the Fund.

(7) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of December 31, 2020 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset	Liability	Unrealized Appreciation (Depreciation)
JP Morgan	1/29/21	EUR	422	$516	$510	$6
Bank of America	1/29/21	EUR	(107)	127	130	(3)
State Street Bank	1/29/21	EUR	(144)	172	176	(4)
HSBC Bank	1/29/21	EUR	(648)	772	792	(20)
UBS	1/29/21	EUR	(648)	772	792	(20)
HSBC Bank	1/29/21	GBP	304	415	404	11
Citibank	1/29/21	GBP	(1,270)	1,681	1,737	(56)
Net unrealized loss on open forward currency exchange contracts						$(86)

Fair Value of Derivative Instruments—The fair value of derivative instruments as of December 31, 2020 was as follows:

	Asset Derivatives December 31, 2020
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on forward currency exchange contracts	$17
	Unrealized loss on forward currency exchange contracts	(103)

The effect of derivative instruments that are included on the Statement of Operations for the year ended December 31, 2020 was as follows:

Amount of Realized Loss on Derivatives
Realized loss on investments, net
Forward currency contracts	$(207)
Change in Unrealized Appreciation on Derivatives
Change in net unrealized appreciation on investments and other financial instruments
Forward currency contracts	$147

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2020

(8) LIBOR Transition

The Fund may invest in financial instruments with payment obligations, financing terms, hedging strategies or investment values based on floating rates, such as London Interbank Offered Rate ("LIBOR"). LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other reference rates after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related instruments, and reduced effectiveness of hedging strategies, adversely affecting the Fund's performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

(9) Covid-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund's performance, the performance of the securities in which the Fund Invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund's investments is not reasonably estimable at this time.

(10) New Accounting Pronouncement Adopted

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update ("ASU") 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 were effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. ASU 2018-13 requires the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. In addition, ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The Fund has adopted ASU 2018-13 and has revised fair value measurement disclosures within these financial statements in accordance with the standard.

(11) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2020.

The New America High Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The New America High Income Fund, Inc.
Boston, Massachusetts

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The New America High Income Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2021

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Recent Changes

The following information in this annual report is a summary of certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

Changes to Principal Investment Strategies Approved by the Board

In February 2021, the Board of Directors approved changes to the Fund's principal investment strategies. In this regard, the Fund's principal investment strategy disclosure has been revised to:

• Reflect that the Fund employs leverage through bank borrowings and no longer achieves leverage through the issuance of Auction Term Preferred Stock (the "ATP");

• Remove the Fund's 20% limit (based on total assets) on investments in each of preferred stocks, illiquid securities and zero coupon securities;

• Reflect a limit on investments in non-U.S. dollar-denominated securities of 20% of the Fund's total assets; and

• Reflect that the Fund may invest without limitation in U.S. dollar-denominated bonds of foreign issuers.

Changes to Principal Risks of Investing in the Fund

In accordance with the principal investment strategy changes described above, risk disclosure relating to the Fund's use of leverage and related requirements under the 1940 Act has been revised to reflect that the Fund employs leverage through bank borrowings and no longer achieves leverage through the issuance of ATP. In addition, risk disclosure has been added to cover the following principal risks of investing in the Fund: Junk Bond Investing Risk; Fixed Income Markets Risk; Interest Rate Risk; Credit Quality Risk; Foreign Investing Risk; Emerging Market Securities Risk; Foreign Currency Risk; Bank Loan Risk; Leverage Risk; Liquidity Risk; Derivatives Risk; Convertible Security and Preferred Stock Risk; Management Risk; (xiv) Market Events Risk; and COVID-19 Risk.

Changes to Persons Responsible for Day-to-Day Management of the Fund

Prior to January 1, 2020, Mark J. Vaselkiv and Rodney M. Rayburn served as co-portfolio managers of the Fund. Effective January 1, 2020, Mr. Vaselkiv stepped down as co-portfolio manager of the Fund, and Mr. Rayburn assumed sole portfolio management responsibilities for the Fund.

Changes to the Fund's By-Laws

In June 2020, the Fund's By-Laws were amended to provide for Directors to be elected by 50% of the outstanding shares of the Fund entitled to be voted in a contested election.

In February 2021, the Fund's By-Laws were amended to reflect that the Board of Directors determined to opt into the Maryland Control Share Acquisition Act ("MCSAA") on behalf of the Fund. The MCSAA protects the interests of all stockholders of a Maryland corporation by providing that any holder of "control shares" acquired in a "control share acquisition" will not be entitled to vote its shares unless the other stockholders of the corporation reinstate

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

those voting rights at a meeting of stockholders by a vote of two-thirds of the votes entitled to be cast on the matter, excluding the "acquiring person" (i.e., the holder or group of holders acting in concert that acquires, or proposes to acquire, "control shares") and any other holders of "interested shares" as defined in the MCSAA. Generally, "control shares" are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. The above description of the MCSAA is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the MCSAA and the Fund's By-Laws for more information, including definitions of key terms, various exclusions and exemptions from the statute's scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of "control shares."

The By-Law amendments described above could have the effect of, among other things, delaying or preventing a change of control of the Fund.

Investment Objective, Strategies and Restrictions

Investment Objective

The investment objective of the Fund is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield" fixed-income securities, commonly known as "junk bonds". The Fund's investment objective may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of the Fund's Common Stock, which means the lesser of (a) more than 50% of the Fund's Common Stock or (b) 67% or more of the Fund's Common Stock present at a meeting at which more than 50% of the outstanding shares of such stock are present or represented by proxy.

Investment Strategies

The Fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in a widely diversified portfolio of high yield corporate bonds, as well as income-producing convertible securities and preferred stocks that are rated below investment grade or not rated by any major credit rating agency but deemed to be below investment grade by the Fund's investment adviser, T. Rowe Price Associates, Inc. (the "Adviser"). The Fund uses leverage through borrowing from a credit facility (not to exceed 33 1/3% of the Fund's total assets) to employ its investment strategies.

If a holding is split rated (i.e., rated investment grade by at least one rating agency and below investment grade by another rating agency), the lower rating will be used for purposes of the Fund's 80% investment policy. High yield bonds are rated below investment grade (BB and lower, or an equivalent rating), and tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the Fund may be senior or subordinate obligations of the borrower. The Fund may invest up to 10% of its total assets in bank loans.

The Fund may purchase securities of any maturity and its weighted average maturity will vary with market conditions. In selecting investments, the Fund relies extensively on the Adviser's credit research analysts. The Fund intends to focus primarily on the higher-quality range (BB and B, or an equivalent rating) of the high yield market.

While most assets will typically be invested in U.S. dollar-denominated bonds, the Fund may also invest in bonds of foreign issuers (including securities of issuers in emerging markets). The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest without limitation in U.S. dollar-denominated bonds of foreign issuers. The Fund may also use forward currency exchange contracts to protect the Fund's non-U.S. dollar-denominated holdings from adverse currency movements by hedging the Fund's foreign currency exposure back to the U.S. dollar.

The Fund may sell holdings for a variety of reasons, including, but not limited to adjusting the portfolio's average maturity, duration, or overall credit quality, shifting assets into and out of higher-yielding instruments, or reducing its exposure to certain instruments.

Notwithstanding any of the foregoing, when market conditions warrant a temporary defensive investment strategy, the Fund may invest without limitation in money market instruments, including rated and unrated commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies. The Fund reserves the right to invest in investment grade securities and securities of comparable quality when the difference in yields between quality classifications is relatively narrow or for temporary defensive purposes.

Other Portfolio Investments and Practices

The Fund and the Adviser reserve the right to engage in certain investment practices described below in order to help achieve the Fund's investment objective.

Leverage. The Fund intends to use leverage through borrowing from a credit facility. The Fund is permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. The Fund also may incur leverage through the use of investment management techniques (e.g., futures contracts and options on futures contracts).

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Changes in the value of the Fund's portfolio (including investments bought with amounts borrowed) will be borne entirely by the shareholders. If leverage is used and there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value ("NAV") per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund uses leverage, the fees paid to the Adviser for investment advisory services (which are effectively borne by the Common Stockholders and not holders of the Fund's leverage) will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's managed assets, including the amount obtained from leverage, which may create an incentive to leverage the Fund.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares, unless immediately after such incurrence, the Fund's total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets") is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund's total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

The Fund will pay, and Common Stockholders will effectively bear, any costs and expenses related to any borrowings. Such costs and expenses would include the higher investment advisory fee resulting from the use of such leverage.

Capital, if any, raised through leverage will be subject to dividend or interest payments, which may exceed the income and appreciation on the assets purchased. Entering into a borrowing program involves expenses and other costs and may limit the Fund's freedom to pay dividends on common shares or to engage in other activities. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of such borrowings (and other Fund expenses), the use of leverage would diminish the investment performance of the Fund's Common Stock compared with what it would have been without leverage.

Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to re-sell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the United States government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under

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which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Securities sold by the Fund under a reverse repurchase agreement must be either segregated pending repurchase or the proceeds must be segregated on the Fund's books and records pending repurchase.

When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place beyond the customary settlement date for transactions of securities of that nature). The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian bank will maintain liquid assets from its portfolio, marked to market daily and having value equal to or greater than such commitments. On the delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the portfolio securities and/or from then available cash flow.

Permitted Investments in Direct Placement Securities. The Fund is permitted by its investment objective and policies to invest in direct placement securities, which are treated as restricted securities.

Notes, Loan Participations, and Assignments. The Fund may make investments in a company through the purchase or execution of a privately negotiated note representing the equivalent of a loan. Larger loans to corporations or governments, including governments of less developed countries, may be shared or syndicated among several lenders, usually banks. The Fund could participate in such syndicates or could buy part of a loan, becoming a direct lender. These loans may often be obligations of companies or governments in financial distress or in default.

Interest Rate Transactions. The Fund may enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities.

Options. The Fund may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write "covered" call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund reserves the right to write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible market decline. The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option.

Futures Contracts and Related Options. The Adviser does not currently intend that the Fund will invest in futures contracts or related options with respect to the portfolio. However, the Fund has reserved the right, subject to the

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approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Adviser anticipates that interest rates may rise, in which event the Fund could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Fund could purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase.

In the event the Fund determines to invest in futures contracts and options thereon, it will not purchase or sell such instruments if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts would exceed 5% of the value of the Fund's total assets. There is no overall limitation on the percentage of the Fund's portfolio securities which may be subject to a hedge position. The Fund also intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (the "CFTC") under which the Fund will be exempted from registration as a commodity pool operator. Subject to the approval of the Board of Directors, the Fund would have the right to write options on futures contracts for income purposes without CFTC registration. The extent to which the Fund may enter into transactions involving futures contracts also may be limited by the requirements of the Code for qualification as a regulated investment company.

Securities Loans. The Fund reserves the right to make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. As a matter of policy securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on the securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Investment Restrictions

The following investment restrictions are fundamental policies of the Fund, and may not be amended without the affirmative vote of the holders of a majority of the outstanding shares of the Fund's Common Stock, which means the lesser of (a) more than 50% of the Fund's Common Stock or (b) 67% or more of the Fund's Common Stock present at a meeting at which more than 50% of the outstanding shares of such stock are present or represented by proxy. Under these restrictions, the Fund may not:

1.  Borrow money (through reverse repurchase agreements or otherwise) or issue senior securities, except as permitted by Section 18 of the 1940 Act.

2.  Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margins for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

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3.  Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin payments in connection with transactions in futures contracts and options.

4.  Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

5.  Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under the federal securities laws.

6.  Purchase or sell real estate (including real estate mortgage loans), although the Fund may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.

7.  Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and related options.

8.  Make loans, except by purchase of debt obligations in which the Fund may invest consistently with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.

9.  Acquire more than 10% of the voting securities of any issuer.

10.  Invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

11.  Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

12.  Make investments for the purpose of exercising control or management over the issuer of any security.

Principal Risks

High Yield Bond Investing Risk. High yield bond investing subjects the Fund to heightened credit risk. Issuers of high yield bonds and loans are not as strong financially as those with higher credit ratings, so the issuers and lenders are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. As a result, below investment grade investments carry greater risks of default and erratic price swings due to real or perceived changes in the credit quality of the issuer or lender.

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Because the credit quality of the issuer is lower, such investments are more sensitive to developments affecting the issuer's or lender's underlying fundamentals, such as changes in financial condition or a particular country's general economy. In addition, the entire below investment-grade bond and loan markets can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by institutional investors, a high-profile default, or a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but investors in lower-quality bonds and loans should also anticipate it. Since pooled investment vehicles, like registered open-end funds, can be a major source of demand in certain high yield bond and loan markets, substantial cash flows into and out of these funds can affect prices. If, for example, a significant number of funds were to sell bonds or loans to meet shareholder redemptions, bond and loan prices could fall more than underlying fundamentals might justify.

Any investments in distressed or defaulted instruments subject the Fund to even greater credit risk than investments in other below investment-grade investments. Investments in obligations of restructured, distressed, and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn lack liquidity or be speculative and be valued by the Fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the Fund to liability as a lender.

Fixed Income Markets Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. The Fund's investments may decline in value due to factors affecting the overall fixed income markets, or particular industries or sectors. The value of a holding may decline due to developments related to a particular issuer, but also due to general fixed income market conditions, including real or perceived adverse economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry, such as labor shortages, increased production costs, or competitive conditions.

Interest Rate Risk. The prices of bonds and other fixed income securities typically increase as interest rates fall and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Prices fall because the bonds and notes in the Fund's portfolio become less attractive to other investors when securities with higher yields become available. Generally, securities with longer maturities or durations and funds with longer weighted average maturities or durations have greater interest rate risk. As a result, in a rising interest rate environment, the NAV of a fund with a longer weighted average maturity or duration typically decreases at a faster rate than the NAV of a fund with a shorter weighted average maturity or duration. Interest rates have recently been near historically low levels. In addition, some markets have experienced negative interest rates on bank deposits and the debt instruments of certain issuers have traded at negative yields. Extremely low or negative interest rates may increase the Fund's susceptibility to interest rate risk and reduce the Fund's yield.

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Credit Quality Risk. An issuer of a debt instrument held by the Fund could default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income, NAV and share price. Credit risk is increased when portfolio holdings are downgraded or the perceived financial condition of an issuer deteriorates. Holdings with an investment-grade rating (AAA through BBB, or an equivalent rating) should have a relatively low risk of encountering financial problems and a relatively high probability of future payments. However, holdings rated BBB (or an equivalent rating) or below are more susceptible to adverse economic conditions than other investment-grade holdings and may have speculative characteristics. Holdings rated below investment grade should be regarded as speculative because their issuers may be more susceptible to financial setbacks and recession than more creditworthy issuers.

Foreign Investing Risk. The Fund's investments outside the U.S. are subject to special risks, whether the securities are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse local, political, social, and economic conditions overseas, greater volatility, lower liquidity, and the possibility that settlement practices and regulatory and accounting standards will differ from those of U.S. issuers. Foreign currencies could decline against the U.S. dollar, lowering the value of securities denominated in those currencies and possibly the Fund's share price. These risks are heightened for any investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Emerging Market Securities Risk. The Fund may invest in securities of issuers located in "emerging markets." Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodities prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended.

Foreign Currency Risk. Although the Fund will report its NAV and pay expenses and distributions in U.S. dollars, the Fund intends to invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund's investment securities and the NAV of its shares. The currencies of certain countries in which the Fund invests are more volatile than those of other countries and, therefore, the Fund's investments related to those countries may be more adversely impacted by currency rate fluctuations. Generally, if a foreign currency depreciates against the U.S. dollar (i.e., if the U.S. dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the U.S. dollar (i.e., if the U.S. dollar weakens), the value of the existing

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investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Bank Loan Risk. Bank loans often have contractual restrictions on resale. These restrictions can delay or impede the Fund's ability to sell loans and may adversely affect the price that can be obtained. Loans and unlisted securities are typically less liquid than securities traded on national exchanges. The secondary market for loans may be subject to irregular trading activity and extended settlement periods, and the liquidity of bank loans can vary significantly over time. For example, if the credit quality of a bank loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a bank loan can be more difficult and buying or selling a loan at an acceptable price may not be possible or may be delayed.

The terms of the bank loans held by the Fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a bank loan can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. The Fund's access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a bank loan may not be fully collateralized and can decline significantly in value.

Leverage Risk. Leverage, to the extent it is used, creates three major types of risks for stockholders:

• the likelihood of greater volatility of NAV and market price of common stock;

• the possibility either that common stock income will fall if the interest rate on any borrowings rises, or that common stock income and distributions will fluctuate because the interest rate on any borrowings varies; and

• if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares, unless at the time thereof the Fund meets certain asset coverage requirements.

Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's NAV, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage

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requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act.

Liquidity Risk. The Fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the Fund may not be able to sell a holding readily at a price that reflects what the Adviser believes it should be worth. Securities with lower overall liquidity can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where selling activity from fixed income investors may be higher than normal, potentially causing increased supply in the market.

Derivatives Risk. The use of forward currency exchange contracts exposes the Fund to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments can experience reduced liquidity and become difficult to value, and any of these instruments not traded on an exchange are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The use of these instruments involves the risks that anticipated changes in currency movements or the creditworthiness of an issuer will not be accurately predicted. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.

Convertible Security and Preferred Stock Risk. Investments in convertible securities and preferred stocks subject the Fund to risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. A convertible security may be called back by the issuer prior to maturity at a price that is disadvantageous to the Fund. In addition, convertible securities are typically issued by smaller-capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital. Preferred stock holders would be paid after corporate bondholders, but before common stockholders, in the event a company fails.

Management Risk. The investment adviser's judgments about the attractiveness, value, or potential appreciation of the Fund's investments may prove to be incorrect. The Fund could underperform other funds with a similar benchmark or similar investment program if the Fund's investment selections or overall strategies fail to produce the intended results.

Market Events Risk. Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, including unfavorable international trade policies or developments, public health emergencies and

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natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments. Such events can negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund's service providers rely and could otherwise disrupt the Fund's service providers' ability to fulfill their obligations to the Fund.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund's investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund's investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected by such events.

COVID-19 Risk. The illness COVID-19—caused by a novel coronavirus—has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks described herein, including:

• significant mark-downs in the fair value of the Fund's investments and decreases in NAV per share;

• the Fund's investments may require a workout, restructuring, recapitalization or reorganizations that involve additional investment from the Fund and/or that result in greater risks and losses to the Fund;

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• operational impacts on and availability of key personnel of the Adviser, custodian, and/or any of the Fund's other third-party service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic;

• difficulty in valuing the Fund's assets in light of significant changes in the financial markets, including difficulty in forecasting discount rates and making market comparisons, and circumstances affecting the Adviser and the Fund's service providers' personnel during the pandemic;

• significant changes to the valuations of pending or prospective investments; and

• limitations on the Fund's ability to make distributions or dividends, as applicable, to the Fund's common stockholders.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Risk of Premium/Discount From NAV. The Fund is a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at NAV at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that shares of the Fund will trade at a discount from NAV is a separate risk from the risk that the Fund's NAV will decrease. However, it should be noted that, in some cases, shares of closed-end funds may trade at a premium. The Fund cannot predict whether its Common Stock will trade at a premium or a discount in the future.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Stock total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of the revolving credit facility and reverse repurchase agreements, as applicable, as of December 31, 2020, as a percentage of total managed assets (including assets attributable to such leverage), and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

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The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, the Fund's actual borrowing expenses may vary frequently and may be significantly higher or lower than the rate used for the example below.

Assumed Annual Returns on the Fund's portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Common Stockholder	-14.10%	-7.24%	-0.38%	6.48%	13.34%

Based on estimated indebtedness of $84 million (representing approximately 27% of the Fund's managed assets as of December 31, 2020), and an annual interest rate of 1.00% (effective interest rate as of December 31, 2020), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 0.38% to cover annual interest payments on the estimated debt.

Share total return is composed of two elements – the distributions paid by a Fund to holders of Common Stock (the amount of which is largely determined by the net investment income of the Fund after paying expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund's portfolio and not the actual performance of the Fund's Common Stock, the value of which is determined by market forces and other factors.

Dividend Reinvestment Plan

Under the Fund's dividend reinvestment plan (the "Plan"), all income dividends and capital gains distributions are automatically reinvested by America Stock Transfer & Trust Company, as agent for registered stockholders in administering the Plan (the "Agent"), in additional shares of Common Stock of the Fund, unless a stockholder elects otherwise. The automatic reinvestment of dividends and distributions will not relieve Plan participants of any federal, state or local income tax that may be payable (or required to be withheld) on any realized capital gains or income. All correspondence or inquiries concerning the Plan, including requests to receive cash dividends, should be directed to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219 or by calling toll free at (866) 624-4105.

Under the Plan, whenever the Fund declares a capital gains distribution, the number of additional Fund shares to be credited to Plan participants' accounts shall be determined by dividing the dollar amount of the capital gains distribution payable to a stockholder by the NAV per share of the Fund's Common Stock on the valuation date (i.e., the date of payment for such distribution), subject to the condition described below. Additionally, whenever the Fund declares an income dividend, the number of additional Fund shares to be credited to such Plan participants' account shall be determined by dividing the dollar amount of the dividend payable to a stockholder by the NAV per share of the Common Stock on the valuation date (i.e., the date of payment for such dividend), provided that the maximum discount from the then-current market price per share shall not exceed 5%, subject to the condition described below.

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Should the NAV per share of the Fund's Common Stock exceed the market price per share on the valuation date for an income dividend or capital gains distribution, the Agent shall apply the amount of such dividend or distribution payable to Plan participants in Fund shares (less each such stockholder's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for each such stockholder's account. Such purchases will be made as expeditiously as possible on or shortly after the payment date for such dividend or distribution, and, in no event, more than 30 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. If, before the Agent has completed its purchases, the market price exceeds the NAV of the Fund's Common Stock, the average per share purchase price paid by the Agent may exceed the NAV of the Fund's Common Stock, resulting in the acquisition of fewer shares than if the income dividend or capital gains distribution had been paid in Common Stock issued by the Fund.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Each stockholder will be charged a pro rata share of brokerage commissions on all open market purchases. With respect to each voluntary cash investment in the Fund, stockholders will be charged a $0.75 service fee and a pro rata share of brokerage commissions on all open market purchases.

A stockholder may terminate their account under the Plan by notifying the Agent in writing, accompanied by a signature guaranteed by a commercial bank or trust company or a member of a national securities exchange. Such termination will be effective immediately if such notice is received by the Agent not less than ten (10) days prior to any dividend or distribution record date; otherwise, such termination will be effective as soon as possible after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. Upon termination, the Agent will cause a certificate for the full shares held for the terminating stockholder under the Plan and cash adjustment for any fraction (calculated at the market value of the Fund's Common Stock at the time of termination) to be delivered to the stockholder without charge. If a stockholder elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of such stockholder's shares and remit the proceeds to the stockholder, the Agent is authorized to deduct a $2.50 fee plus brokerage commissions for this transaction from the proceeds.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form NPORT-P (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Information About the Review and Approval of the Fund's Investment Advisory Agreement

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory or sub-advisory agreement between a registered fund and its investment adviser or sub-adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund's board of directors, including a majority of the directors who are not "interested persons" of the fund within the meaning of the 1940 Act, voting in person at a meeting called for the purpose of considering such approval.

On October 29, 2020, the Board of Directors (the "Board") of the New America High Income Fund (the "Fund"), including all of the Directors who are not "interested persons" of the Fund (the "Independent Directors"), approved the continuation of the Investment Advisory Agreement (the "Advisory Agreement") between the Fund and T. Rowe Price Associates, Inc. (the "Adviser"). In voting its approval of the continuation of the Advisory Agreement, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person voting requirements under the 1940 Act. Prior to taking this action, the Directors reviewed information relating to the Fund and the Adviser that was prepared in response to specific inquiries made on behalf of the Board to assist it with its consideration of the Advisory Agreement. This information included, among other things: information about the Adviser's organization, operations, personnel and regulatory and compliance efforts; the services the Adviser provides to the Fund; the Adviser's portfolio management practices; and the performance, fees and expenses of the Fund relative to other high yield debt funds and high yield debt indices, as detailed in a comparative analysis prepared by an independent data provider. The Directors also took into account information regarding the Fund and the Adviser provided throughout the year in connection with meetings of the Board and its committees.

Based on all of the above-mentioned information, and such other factors and conclusions as the Directors deemed relevant, including those described below (but with no single factor or conclusion being determinative, and with each Director not necessarily attributing the same weight to each factor), the Directors concluded that the continuation of the Advisory Agreement is in the interests of the Fund and its shareholders.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information relating to various aspects of the Adviser's operations and personnel, including: its organizational and management structure; the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund; and the portfolio management and trading practices employed in managing the Fund. In particular, the Directors considered that Rodney M. Rayburn had recently assumed sole portfolio management responsibilities for the Fund, and considered the Fund's performance during his limited tenure as the Fund's sole portfolio manager relative to the Fund's performance over longer time periods.

In the course of their deliberations, the Directors also evaluated, among other things: (a) the nature, extent and quality of services rendered by the Adviser in prior years; (b) the Adviser's financial condition and its ability to devote the resources necessary to provide the services required under the Advisory Agreement; and (c) the Adviser's dedication to maintaining appropriate compliance programs with respect to the Fund. In evaluating the nature, extent and quality of services rendered by the Adviser, the Directors also took into account information concerning the

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Fund's closed-end structure, as well as the Fund's market prices, net asset values, trading volume data, distribution rates and other matters relevant to Fund shareholders.

After consideration of the foregoing, the Directors concluded that: (1) the Adviser is a large, well-capitalized organization with substantial resources and personnel; (2) the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (3) the Adviser's personnel are qualified to manage the Fund's assets in accordance with its investment objectives, strategies and policies; (4) the Adviser's disciplined, but flexible, investment approach in managing high yield investments is appropriate for the Fund; (5) the Adviser has demonstrated an appropriate awareness of the special requirements associated with the Fund's closed-end, leveraged structure; and (6) the Adviser has demonstrated its commitment to the maintenance of appropriate compliance policies and practices.

Fund Performance. The Board evaluated the Fund's performance relative to the performance of: (a) a peer group of comparable leveraged closed-end high yield debt funds identified by an independent data provider ("performance universe"); (b) a composite designed to present the aggregate investment results for the other high yield debt account mandates managed by the Adviser; and (c) various third-party indices tracking the high yield debt market. The Board considered that the Fund's annualized performance was: (i) in the third quintile of its performance universe for the year-to-date since August 31, 2020, and for the three-year period ended August 31, 2020; (ii) in the fourth quintile of its performance universe for the one-year period ended August 31, 2020; and (iii) in the first quintile of its performance universe for the five- and ten-year periods ended August 31, 2020.

In considering the Fund's short- and long-term performance, the Board noted recent conditions in the high yield debt and bank loan markets, including, among other things, the impacts of the COVID-19 pandemic and government intervention to support markets in response to the pandemic. The Directors also took note of the Fund's security selection within the high yield debt and bank loan markets, including among different credit qualities, the Adviser's responsiveness to the Board's emphasis on maintaining dividend stability, and the limitations imposed on portfolio management by the asset coverage requirements imposed by the Fund's credit facility.

On the basis of the foregoing, among other considerations associated with the Fund's performance, the Directors concluded that the Fund's performance has been satisfactory, given the investment/risk profile the Fund has sought to maintain and conditions in the high yield debt and bank loan markets.

Advisory Fee. In considering the fee payable to the Adviser under the Advisory Agreement, the Directors reviewed comparative information presented in the report of an independent data provider relating to the fees paid by a peer group of comparable leveraged closed-end high yield debt funds selected by the independent data provider. The Directors considered, based on this data, that the Fund has the lowest contractual and effective advisory fee rates among its peers. The Directors also considered the fees paid by the Fund for non-advisory services, as well as the Fund's total expense ratio relative to comparable funds. In addition, the Directors reviewed the fees charged by the Adviser to other registered funds and institutional separate accounts with a high yield debt mandate comparable to the Fund's. The Directors concluded that, after considering the foregoing information and in light of the nature, extent and quality of the services provided by the Adviser, the Fund's advisory fee is reasonable.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Profitability. In considering the continuation of the Advisory Agreement, the Directors considered information provided by the Adviser with respect to the profitability of its investment advisory business, while acknowledging the Adviser's representations as to the difficulty of measuring the specific profitability to the Adviser of its relationship with the Fund. The Directors took into account that the Adviser's initial selection by the Fund's Board was conducted on an arm's-length basis through a competitive process that included other investment management firms, and that each annual continuation of the Advisory Agreement had likewise been conducted on an arm's-length basis with data from an independent data provider regarding fee rates charged to comparable funds. In this regard, it was noted that none of the Directors, officers or other Fund personnel serves as a director, officer or employee of the Adviser or any of its affiliates. On the basis of the foregoing, and taking into account the nature extent and quality of the services rendered to the Fund by the Adviser, the Directors concluded that the profits realized by the Adviser are not unreasonable.

Fallout Benefits. On the basis of information provided by the Adviser and the other factors noted above, the Board concluded that the Adviser did not appear to receive a material benefit from the Fund other than its receipt of the advisory fee pursuant to the Advisory Agreement. Accordingly, the Directors determined that any fallout or ancillary benefits were not a material factor for consideration in connection with the continuation of the Advisory Agreement.

Economies of Scale. In reviewing the Fund's advisory fee, the Directors considered the extent to which the Adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale in the event the assets of the Fund increase. Taking into account the Fund's closed-end structure and its current and expected asset levels, the Directors concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

The New America High Income Fund, Inc.

Directors

Joseph L. Bower
Stuart A. McFarland
Marguerite A. Piret
Oleg M. Pohotsky
Ellen E. Terry

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Independent Registered Public Accountants

Tait Weller & Baker LLP
Two Liberty Place
Philadelphia, PA 19102

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449
Web site: www.astfinancial.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 12, 2021

Independent Directors

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Joseph L. Bower Date of Birth: 9/21/38	Director since 1988

Harvard Business School Professor from 1963-2014 (Donald K. David Professor Emeritus since July 2014 Donald K. David Professor of Business Administration from 1986-2007; Baker Foundation Professor from 2007-2014); Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager and Corporate Leader Programs; Consultant on leadership, strategy, and organizational development.

Director of Anika Therapeutics since 1992; Brown Shoe 1982-2012; and Loews Corporation (a conglomerate) since 2002. Life Trustee of New England Conservatory of Music.
Stuart A. McFarland Date of Birth: 4/05/47	Director since 2013 and Lead Director since December 1, 2017;

Managing Partner, Federal City Capital Advisors, LLC since 1997; Chairman, Federal City Bancorp from 2004-2007; Director, Brandywine Funds from 2001-2013; President and CEO, Pedestal Inc. (internet enabled mortgage securities exchange) from 1999-2003; EVP and General Manager, GE Capital Mortgage Services from 1990-1996; President and CEO, GE Capital Asset Management Corporation from 1990-1996; President and CEO, Skyline Financial Services Corp. from 1988-1990 President and CEO, National Permanent Federal Savings Bank from 1986-1988. Executive Vice President – Operations and Chief Financial Officer with Federal National Mortgage Association (Fannie Mae) from 1980-1985; and President and Director, Ticor Mortgage Insurance Company from 1972-1980.

Director, New Senior Investment Group (real estate investment trust) since 2014; Director, Brookfield Funds (9 funds) since 2008; Director, Drive Shack (golf course management and entertainment company) since 2002 (operated as Newcastle Investment Corp., a real estate investment trust, prior to 2017)

Marguerite A. Piret Date of Birth: 5/10/48	Director since 2004

Chief Operating Officer, North Country Growers, LLC (controlled environment agriculture) since 2018; Chief Financial Officer, American Ag Energy, Inc. (controlled environment agriculture) since 2016. President and Chief Executive Officer of Newbury Piret Company (an investment bank) from 1981-2019; Member, Board of Governors, Investment Company Institute from 1996-2004.

Trustee of Pioneer Funds Complex since 1980 (42 funds).

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 12, 2021 — Continued

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Oleg M. Pohotsky Date of Birth: 3/28/47	Director since 2013

Consultant and Managing Partner, Right Bank Partners (corporate governance and strategy consultancy) since 2002; SVP and Director of Mergers and Acquisitions, First Albany Corp. from 1991-2002; General Partner, Strategic Capital Associates from 1989-1991.

Director, Avangardco Investments Public Limited (agricultural production) since 2011; Advisor, Board of Advisors, Kaufman & Co. LLC (investment banking) since 2007; Trustee since 2000 and Chairman since 2012 of Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund (since 2014) and Tekla World Healthcare Fund (since 2015).

Interested Directors and Officers

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Ellen E. Terry[4] Date of Birth: 4/9/59	Director Since 2014

President of the New America High Income Fund, Inc. since April 2013; Treasurer of the Fund since 1991; and Chief Compliance Officer of the Fund since 2004. She served as Vice President of the Fund from 1992 to April 2013.

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as a Director.

  4  Ms. Terry is an interested person of the Fund on the basis of her positions with the Fund.

The New America High Income Fund, Inc.

PRIVACY POLICY

The New America High Income Fund Inc., (the "Fund") receives nonpublic personal information about individuals from the following sources:

• Information the Fund receives from an individual who chooses to register Fund shares in the individual's own name (a "registered holder") as provided on applications, forms, and otherwise;

• Information generated by a registered holder's Fund transaction and other account activity; and

• Information provided by individuals who make inquiries to the Fund via letter, E-mail or phone call ("correspondents")

The Fund does not disclose any nonpublic personal information about registered holders, former registered holders or correspondents to anyone, except as required by law or allowed under certain limited federal privacy law exceptions that relate, for example, to the maintenance and servicing of the Fund relationship. The Fund limits access to nonpublic personal information about these individuals to those Fund employees and third-party service providers who need the information in connection with Fund-related activities the Fund has asked them to perform. The Fund also maintains physical, electronic, and procedural safeguards that comply with federal standards to protect the security of registered holders' and correspondents' nonpublic personal information.

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

The New
America
High Income
Fund, Inc.

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of The New America High Income Fund, Inc.'s (the "Fund") shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, www.newamerica-hyb.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you you're your shares directly with the Fund, you can call American Stock Transfer & Trust Company toll free at (866) 624-4105 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.

If you already elected to receive Fund shareholder reports electronically, you will not be affected by this change and you need not take any action.

Annual

Report

December 31, 2020

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Compliance. During the period covered by this report, there were no amendments to or waivers granted under the Code of Ethics. The code of ethics is attached as an exhibit to this report and posted on the Fund’s web site at www.newamerica-hyb.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Audit Committee is comprised solely of Directors who are “independent” as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act. The Board of Directors (a) has determined that each member of the Audit Committee is “financially literate” and has “accounting or related financial management experience” as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees. In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an “audit committee financial expert”, as that term has been defined by the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Tait, Weller & Baker LLP (“Tait, Weller”) served as independent public accountants for the Fund for the years ended December 31, 2020 and December 31, 2019. The services provided by Tait, Weller consisted of the examination of the Fund’s annual financial statements, assistance and consultation in connection with SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

Audit Fees. For fiscal 2020, the aggregate fees billed by Tait, Weller in connection with the audit of the Fund’s 2020 financial statements and review of the 2020 semi-annual financial statements totaled $52,200. Those fees for fiscal 2019 were $51,850.

Audit-Related Fees. In fiscal 2020 and fiscal 2019, Tait, Weller did not bill the Fund for any assurance and related services that are reasonably related to the performance of the audit and review of the Fund’s financial statements.

Tax Fees. For fiscal 2020, the aggregate fees billed by Tait, Weller for its professional services related to preparation of the Fund’s federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $8,300. For fiscal 2019 those fees were $8,150.

All Other Fees. Tait Weller did not bill for any products or services except as noted above, in fiscal 2020 or 2019.

Tait, Weller did not provide any audit or non-audit services to T. Rowe Price Group, Inc. (“Price Group”), the parent company of the Fund’s investment adviser, or any of Price Group’s subsidiaries in 2020 or 2019.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Board of Directors has an Audit Committee, which consists of all the independent Directors. The Audit Committee is presently comprised of Mr. Stuart Mc Farland, Ms. Marguerite Piret, Mr. Oleg Pohotsky and Professor Joseph L. Bower.

ITEM 6.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM. 7

T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research

TRP 2020 Proxy Voting Policies and Procedures.doc

Updated: February 2020

providers and — most importantly — our investment professionals’ views in making voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost to the client of voting outweigh the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Corporate Governance Team. Our Corporate Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements a custom voting policy for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For most companies, T. Rowe Price generally expects boards to maintain a majority of independent directors. T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. In certain markets where majority-independent boards are uncommon, we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against members of the board’s Compensation Committee. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. Finally, we may oppose Compensation Committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and advisory clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Corporate Governance team in consultation with our

Responsible Investment team. T. Rowe Price takes into consideration a company’s existing level of disclosure on matters of a social, environmental, or corporate responsibility nature. If the proposal addresses an issue with substantial investment implications for the company’s business or operations, and those issues have not been adequately addressed by management, T. Rowe Price generally supports calls for additional disclosure.

Global Portfolio Companies — The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets.

Fixed Income and Passively Managed Strategies — Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Item 8(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee chaired by Rodney Rayburn. Mr. Rayburn has day-to-day responsibility for managing the Fund and works with the Committee in developing and executing the Fund’s investment program.

Rodney Rayburn

Rodney Rayburn is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc., and a portfolio manager in the Fixed Income Division. He is the lead portfolio manager of the Credit Opportunities Fund and is president and chairman of its Investment Advisory Committee. Prior to joining T. Rowe Price in 2014, Rodney spent five years as a managing director at Värde Partners in Minneapolis, where he was actively involved in performing and nonperforming loans, bonds, and reorganized equities across a variety of industries. Prior to that, he was a senior investment analyst at Stark Investments in Milwaukee. Rodney earned a B.S. in economics from the Georgia Institute of Technology and an M.B.A. in finance and economics from the University of Chicago Booth School of Business. He also has earned the Chartered Financial Analyst designation.

Item 8(a)(2)

Other Accounts:

Rodney Rayburn:

	Number of Accounts	TOTAL Assets

• registered investment companies:	5	$11,560 million
• other pooled investment vehicles:	2	$4,949 million
• other accounts:	0	$0

As of 12/31/2020.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

The T. Rowe Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price Funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price Funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price Funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Item 8(a)(3)

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors. Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios (including the T. Rowe Price Funds) managed by the portfolio manager.

Item 8(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Rodney Rayburn	New America High Income Fund	Over $100,000

* As of 12/31/2020.

Item 8(b) — Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year: (1) Gross income from securities lending activities; (2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; (3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and (4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

Instruction to paragraph (a).

If a fee for a service is included in the revenue split, state that the fee is “included in the revenue split.”

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant's most recent fiscal year.

ITEM 13. EXHIBITS.

(a)(1)	The Code of Ethics.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 3, 2021

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	March 3, 2021